UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04642

Virtus Variable Insurance Trust

(Exact name of registrant as specified in charter)

One Financial Plaza

Hartford, CT 06103-2608

(Address of principal executive offices) (Zip code)

Jennifer S. Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 367-5877

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS VARIABLE INSURANCE TRUST

December 31, 2023
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series*
Virtus KAR Equity Income Series
Virtus KAR Small-Cap Growth Series*
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series
Virtus Strategic Allocation Series*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Investors		1
Disclosure of Series Expenses		2
Key Investment Terms		4
Series	Series Summary	Schedule of Investments
Virtus Duff & Phelps Real Estate Securities Series (“Duff & Phelps Real Estate Securities Series”)	8	28
Virtus KAR Capital Growth Series (“KAR Capital Growth Series”)	11	30
Virtus KAR Equity Income Series (“KAR Equity Income Series”)	13	31
Virtus KAR Small-Cap Growth Series (“KAR Small-Cap Growth Series”)	15	33
Virtus KAR Small-Cap Value Series (“KAR Small-Cap Value Series”)	17	34
Virtus Newfleet Multi-Sector Intermediate Bond Series (“Newfleet Multi-Sector Intermediate Bond Series”)	19	35
Virtus SGA International Growth Series (“SGA International Growth Series”)	22	48
Virtus Strategic Allocation Series (“Strategic Allocation Series”)	25	50
Statements of Assets and Liabilities		60
Statements of Operations		62
Statements of Changes in Net Assets		64
Financial Highlights		68
Notes to Financial Statements		71
Report of Independent Registered Public Accounting Firm		82
Tax Information Notice		83
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		84
Management Tables		88
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Series voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-367-5877. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Series with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.

MESSAGE TO INVESTORS
To Virtus Variable Insurance Trust Investors:
I am pleased to present this annual report, which reviews the performance of your Series for the 12 months ended December 31, 2023.
After a challenging 2022, most markets posted positive returns in 2023. Inflation slowed measurably while the U.S. economy showed strength. The efforts of the Federal Reserve (“Fed”) and other central banks to manage inflation appeared more likely to generate an economic “soft landing.” A brief banking crisis in March of 2023 was quickly resolved without impacting economic growth, and investor optimism about the possibilities for artificial intelligence (AI) drove stocks higher. By year-end, interest rates were moderating and the Fed announced that rate cuts might be on the horizon, driving equity markets higher.
Domestic equity indexes demonstrated strong performance for the 12 months ended December 31, 2023. U.S. large-capitalization stocks were up 26.29%, as measured by the S&P 500® Index, while small-cap stocks returned 16.93%, as measured by the Russell 2000® Index. International equities also performed well, with developed markets, as measured by the MSCI EAFE® Index (net), returning 18.24%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), returned 9.83%.
In fixed income markets, the yield on the 10-year Treasury made a round trip in 2023, closing at 3.88% on December 31, 2023, from 3.88% on December 31, 2022. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 13.45%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-367-5877 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Variable Insurance Trust
February 2024
Refer to the Series Summary section for your Series’ performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As an investor in a Virtus Variable Insurance Trust series (each, a “Series”), you incur ongoing costs, including investment advisory fees and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in Series and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2023.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect additional fees and expenses associated with the annuity or life insurance policy through which you invest. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the annuity or life insurance policy costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,059.30	1.07%	$ 5.55
	Class I	1,000.00	1,060.80	0.82	4.26
KAR Capital Growth Series
	Class A	1,000.00	1,093.20	1.01	5.33
KAR Equity Income Series
	Class A	1,000.00	1,036.60	0.95	4.88
KAR Small-Cap Growth Series
	Class A	1,000.00	1,065.00	1.12	5.83
	Class I	1,000.00	1,066.00	0.87	4.53
KAR Small-Cap Value Series
	Class A	1,000.00	1,115.30	1.08	5.76
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,051.00	0.92	4.76
	Class I	1,000.00	1,053.30	0.67	3.47
SGA International Growth Series
	Class A	1,000.00	1,037.30	1.12	5.75
	Class I	1,000.00	1,038.60	0.87	4.47
Strategic Allocation Series
	Class A	1,000.00	1,070.70	0.96	5.01

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other investor costs, refer to that Series’ prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Series and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

VIRTUS VARIABLE INSURANCE TRUST
DISCLOSURE OF SERIES EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Real Estate Securities Series
	Class A	$ 1,000.00	$ 1,019.81	1.07%	$ 5.45
	Class I	1,000.00	1,021.07	0.82	4.18
KAR Capital Growth Series
	Class A	1,000.00	1,020.11	1.01	5.14
KAR Equity Income Series
	Class A	1,000.00	1,020.42	0.95	4.84
KAR Small-Cap Growth Series
	Class A	1,000.00	1,019.56	1.12	5.70
	Class I	1,000.00	1,020.82	0.87	4.43
KAR Small-Cap Value Series
	Class A	1,000.00	1,019.76	1.08	5.50
Newfleet Multi-Sector Intermediate Bond Series
	Class A	1,000.00	1,020.57	0.92	4.69
	Class I	1,000.00	1,021.83	0.67	3.41
SGA International Growth Series
	Class A	1,000.00	1,019.56	1.12	5.70
	Class I	1,000.00	1,020.82	0.87	4.43
Strategic Allocation Series
	Class A	1,000.00	1,020.37	0.96	4.89

*	Expenses are equal to the relevant Series’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Series which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Series’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other investor costs, refer to that Series’ prospectus.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2023
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Build America Municipal Insured (“BAM”)
Build America Municipal Insured Bonds are municipal bonds insured against default by Build America Mutual, a Financial Guaranty insurance company.
Consumer Price Index (“CPI”)
The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Funds Rate
The target interest rate set by the Federal Reserve at which commercial banks borrow and lend their extra reserves to one another overnight.
Federal Reserve (“Fed”)
The central bank of the U.S., the Fed is responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Nareit Equity REITs Index
The FTSE Nareit Equity REITs Index is a free-float market capitalization-weighted index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange (“NYSE”), the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Headline Inflation
Headline inflation is the total inflation in an economy, as measured by inflation in the prices of a basket of goods that includes commodities like food and energy.
Joint Stock Company (“JSC”)
A joint stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI All Country World Index ex USA Small Mid Cap Index (net)
The MSCI All Country World Index ex USA Small Mid Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures mid- and small-cap performance across 22 of 23 Developed Market countries (excluding the U.S.) and 24 Emerging Markets countries. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI USA High Dividend Yield Index (net)
The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid-cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Risk Asset
A risk asset is generally any asset that has a significant degree of price volatility, such as equities, commodities, high-yield bonds, real estate, and currencies.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Growth Index
The Russell 2000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

VIRTUS VARIABLE INSURANCE TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Strategic Allocation Series Linked Benchmark
Effective June 4, 2019, the Strategic Allocation Series Linked Benchmark consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg U.S. Aggregate Bond Index. Performance of the Strategic Allocation Series Linked Benchmark from September 7, 2016, to June 3, 2019, consists of an allocation of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg U.S. Aggregate Bond Index; and performance of the Strategic Allocation Series Linked Benchmark prior to September 7, 2016, consists of an allocation of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index. The indexes are unmanaged and it is not available for direct investment.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.

Duff & Phelps Real Estate Securities Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Duff & Phelps Investment Management Co.
■	The Series is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 11.03% and Class I shares at NAV returned 11.31%. For the same period, the FTSE Nareit Equity REITs Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 13.73%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
The investment landscape throughout 2023 was marked by the undulating trajectory of interest rates. The first three quarters saw interest rates navigating a terrain of heightened volatility as they moved to levels not seen since 2007. This created an environment of uncertainty for investors, primarily in bonds and capital-intensive sectors such as real estate. However, a pivotal moment occurred in late October as softer Consumer Price Index (CPI) data allowed central banks some breathing room, which signaled a notable shift in this trend. For context, the yield on the U.S. 10-year Treasury started the year at 3.9% and peaked at 5.0% in late October, before finishing the year at 3.9% for a full round trip.
The notable decline in interest rates over the last two months of 2023 played a big role in propelling global financial markets higher. Amid the broader market rally, sectors sensitive to interest rate movements, such as technology and longer-maturity bonds, experienced notable gains. However, the S&P real estate sector demonstrated remarkable resilience, coming in as the top-performing S&P sector for the fourth quarter of 2023.
During the fiscal year, the S&P 500® Index delivered a 26.3% return while the FTSE NAREIT Equity REITs Index, the Series’ benchmark, increased 13.7%. Over the year, performance across real estate was led by data centers, regional malls, and specialty real estate investment trusts (REITs). Conversely, property sectors with operational question marks, such as diversified, freestanding retail, and office, lagged. Despite interest rates moving higher over the past two years, listed real estate demonstrated operational efficiency through positive earnings and cash flow growth throughout the fiscal year.
What factors affected the Series’ performance during its fiscal year?
The Series trailed its benchmark for the 12 months ended December 31, 2023. Security selection and sector allocation both detracted.
Combining property sector allocation and security selection, the strongest relative contributors to performance for the fiscal year were data centers, diversified, and health care. Security selection was the larger driver of returns for data centers, health care, and lodging/resorts. From a property sector allocation perspective, the largest contributor was the Series’ zero weight to diversified.
At the security level, the Series’ positions in Digital Realty and Equinix, two U.S.-based data center REITs, and Ryman Hospitality, a U.S. lodging REIT, contributed to performance. Digital Realty and Equinix experienced strong secular growth tailwinds during 2023, as data center demand increased meaningfully, while artificial intelligence-related data demand soared over the year. Secular trends are those that can have a longer time frame than the current business cycle and can be less economically dependent. Ryman Hospitality benefited from strength in the group travel segment of the lodging sector, which supported an ongoing recovery in Ryman’s occupancy, as well as healthy pricing power.
Not owning Medical Properties Trust, a U.S. health care REIT, was the largest positive contributor on a relative basis, as the company underperformed due to concerns over balance sheet health.
Combining property sector allocation and security selection, the largest relative detractors from performance were apartments, telecommunications REITs, and manufactured homes. Security selection was a larger relative driver of underperformance for apartments. An overweight allocation to telecommunications REITs detracted, and manufactured homes detracted due to an overweight allocation and selection.
At the security level, the Series’ exposure to Healthpeak, a U.S. health care REIT, was the largest negative contributor on an absolute basis. Healthpeak underperformed due to concerns about increasing supply in the life science sector, the external acquisition of Physicians Realty Trust, and specific tenant issues. Over the year, we reduced this position to a slight underweight. The Series’ exposures to Rexford, a U.S. industrial REIT, and Mid-America Apartments, a U.S. Sunbelt-focused apartment REIT, also detracted from performance. Concerns over the Port of Southern California weighed on investor sentiment toward Rexford, leading to underperformance across most of the year. Mid-America experienced pricing pressure over supply concerns. Despite the company maintaining a strong balance sheet, we reduced our position over the course of the year.
Not owning Life Storage, a U.S. self storage REIT that was bought out for a premium above its pre-acquisition price, detracted from the Series’ relative performance.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Real Estate: The Series may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Duff & Phelps Real Estate Securities Series (Continued)
Industry/Sector Concentration: A Series that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated series.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Industrial/Office	21%
Residential	20
Retail	15
Data Centers	13
Health Care	12
Self Storage	9
Gaming REITs	4
Other	6
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Duff & Phelps Real Estate Securities Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	11.03%	8.55%	7.95%
Class I shares at NAV[2]	11.31	8.84	8.22
FTSE Nareit Equity REITs Index	13.73	7.39	7.65
Series Expense Ratios[3]: Class A shares: Gross 1.18%, Net 1.10%; Class I shares: Gross 0.93%, Net 0.85%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Capital Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term growth of capital. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 34.71%. For the same period, the Russell 1000® Growth Index, which serves as the Series’ broad- based and style-specific benchmark appropriate for comparison, returned 42.68%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
The year 2023 proved to be an outstanding one for the capital markets. As we began 2023, investors were braced for an imminent recession, which never materialized. The S&P 500® Index advanced 26.29%. Large-capitalization growth stocks, as measured by the Russell 1000® Growth Index, were the best performers, gaining 42.68% for the year. Value stocks, as measured by the Russell 1000® Value Index, lagged their growth peers, returning 11.46% for the year. The Magnificent Seven
(Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) were responsible for most of the outperformance by large growth stocks during 2023.
Market breadth started to improve in the fourth quarter of 2023, with the Russell 2000® Index of small-capitalization stocks advancing 14.03% in the quarter and gaining 16.93% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2023. Poor stock selection and an overweight in financials, as well as poor stock selection in consumer discretionary, detracted from performance. Positive stock selection and an underweight in health care, as well as positive stock selection in industrials, contributed to performance.
The biggest contributors to performance during the period were NVIDIA, Amazon.com, Uber Technologies, Fair Isaac, and MongoDB.
The biggest detractors from performance during the period were Paycom Software, Estee Lauder, Bank of America, BILL, and Danaher.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Technology Sector Concentration: Because the Series is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Information Technology	31%
Consumer Discretionary	20
Financials	12
Health Care	9
Industrials	9
Communication Services	8
Consumer Staples	4
Other	7
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Capital Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	34.71%	15.19%	11.97%
Russell 1000® Growth Index	42.68	19.50	14.86
Series Expense Ratios[3]: Class A shares: Gross 1.10%, Net 1.03%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Equity Income Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Series will meet its objectives.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 1.49%. For the same period, the MSCI USA High Dividend Yield Index (net), which serves as both the Series’ broad-based and style-specific index appropriate the comparison, returned 5.83%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
The year 2023 proved to be an outstanding one for the capital markets. As we began 2023, investors were braced for an imminent recession, which never materialized. The S&P 500® Index advanced 26.29%. Large-capitalization growth stocks, as measured by the Russell 1000® Growth Index, were the best performers, gaining 42.68% for the year. Value stocks, as measured by the Russell 1000® Value Index, lagged their growth peers, returning 11.46% for the year. The Magnificent Seven
(Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) were responsible for most of the outperformance by large growth stocks during 2023.
Market breadth started to improve in the fourth quarter of 2023, with the Russell 2000® Index of small-capitalization stocks advancing 14.03% in the quarter and gaining 16.93% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well.
What factors affected the Series’ performance during its fiscal year?
The Series underperformed its benchmark, the MSCI USA High Dividend Yield Index (net), for the fiscal year ended December 31, 2023. Poor stock selection and underweights in information technology and consumer discretionary detracted from performance. Positive stock selection and overweights in industrials and communication services contributed to performance.
The biggest contributors to performance during the period were Watsco, BAE Systems, IBM, MSC Industrial Direct, and Zurich Insurance.
The biggest detractors from performance during the period were Pfizer, Advance Auto Parts, AMCOR, Flowers Foods, and U.S. Bancorp.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Financials	18%
Industrials	17
Health Care	14
Information Technology	10
Consumer Staples	9
Utilities	8
Materials	7
Other (includes securities lending collateral)	17
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Equity Income Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	1.49%	11.46%	7.25%
MSCI USA High Dividend Yield Index (net)	5.83	8.29	8.35
Series Expense Ratios[3]: Class A shares: Gross 1.13%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Small-Cap Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital growth. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 19.70% and Class I shares at NAV returned 19.99%. For the same period, the Russell 2000® Growth Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 18.66%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
The year 2023 proved to be an outstanding one for the capital markets. As we began 2023, investors were braced for an imminent recession, which never materialized. The S&P 500® Index advanced 26.29%. Large-capitalization growth stocks, as measured by the Russell 1000® Growth Index, were the best performers, gaining 42.68% for the year. Value stocks, as measured by the Russell 1000® Value Index, lagged their growth peers, returning 11.46% for the year. The Magnificent Seven (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) were responsible for most of the outperformance by large growth stocks during 2023.
Market breadth started to improve in the fourth quarter of 2023, with the Russell 2000® Index of small-capitalization stocks advancing 14.03% in the quarter and gaining 16.93% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 2000® Growth Index, for the fiscal year ended December 31, 2023. Positive stock selection in communication services and an underweight in health care contributed to performance. Poor stock selection in consumer discretionary, as well as poor stock selection and an underweight in consumer staples, detracted from performance.
The biggest contributors to performance during the period were Dream Finders Homes, Auto Trader, AAON, Morningstar, and Duck Creek Technologies.
The biggest detractors from performance during the period were Fox Factory, Revolve Group, BILL, Omega Flex, and ServisFirst Bancshares.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Series to additional risks such as increased volatility, currency fluctuations ;less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Series focuses its investments may cause the value of the Series to decrease.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Financials	34%
Information Technology	26
Consumer Discretionary	15
Communication Services	12
Industrials	8
Health Care	4
Consumer Staples	1
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Small-Cap Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	19.70%	11.70%	13.85%
Class I shares at NAV[2]	19.99	11.98	14.14
Russell 2000® Growth Index	18.66	9.22	7.16
Series Expense Ratios[3]: Class A shares: Gross 1.27%, Net 1.14%; Class I shares: Gross 1.03%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Small-Cap Value Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC
■	The Series is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 19.05%. For the same period, the Russell 2000® Value Index, which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 14.65%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
The year 2023 proved to be an outstanding one for the capital markets. As we began 2023, investors were braced for an imminent recession, which never materialized. The S&P 500® Index advanced 26.29%. Large-capitalization growth stocks, as measured by the Russell 1000® Growth Index, were the best performers, gaining 42.68% for the year. Value stocks, as measured by the Russell 1000® Value Index, lagged their growth peers, returning 11.46% for the year. The Magnificent Seven (Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) were responsible for most of the outperformance by large growth stocks during 2023.
Market breadth started to improve in the fourth quarter of 2023, with the Russell 2000® Index of small-capitalization stocks advancing 14.03% in the quarter and gaining 16.93% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended December 31, 2023. Positive stock selection and an overweight in industrials, as well as positive stock selection and an underweight in health care, contributed to performance. Poor stock selection in consumer discretionary, as well as poor stock selection and an underweight in information technology, detracted from performance.
The biggest contributors to performance during the period were Watsco, Thor Industries, Construction Partners, Houlihan Lokey, and Primerica.
The biggest detractors from performance during the period were Leslie’s, Stock Yards Bancorp, UniFirst, American Software, and Getty Realty.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Sector Focused Investing: Events negatively affecting a particular industry or market sector in which the Series focuses its investments may cause the value of the Series to decrease.
Industrial Concentration: Because the Series is presently heavily weighted in the industrial sector, it will be impacted by that sector’s performance more than a series with broader sector diversification.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Industrials	37%
Financials	26
Consumer Discretionary	15
Consumer Staples	7
Materials	6
Health Care	4
Information Technology	3
Other	2
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

KAR Small-Cap Value Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	19.05%	11.80%	8.42%
Russell 2000® Value Index	14.65	10.00	6.76
Series Expense Ratios[3]: Class A shares: Gross 1.34%, Net 1.10%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Newfleet Multi-Sector Intermediate Bond Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Newfleet Asset Management
■	The Series is diversified and has an investment objective of long-term total return. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 8.69% and Class I shares at NAV returned 8.93%. For the same period, the Bloomberg U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 5.53%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
Few economists or strategists anticipated that 2023 would play out the way it did in financial markets. While economies slowed around the globe and geopolitical events remained top of mind, central bankers appeared close to declaring victory over the inflation that had ravaged the landscape since the COVID-19 pandemic. The U.S., in particular, defied expectations for an economic slowdown and a more meaningful increase in the unemployment rate following 11 increases in the Federal funds rate for a total of 5.25% since March of 2022. By year-end, the consensus was that the Federal Reserve (the Fed) had pulled off an elusive “soft landing” for the U.S. economy. As this consensus grew, financial markets responded in kind with rallies in risk assets as well as risk-free rates, such as U.S. Treasuries. Fed fund futures were pricing in the peak in interest rates for this cycle, however, we remained cautious at year-end, given that the impact of monetary policy typically acts on the economy with variable lags and in unpredictable ways.
During the 12-month period, there was significant progress on headline inflation readings as supply chains healed, demand shifted from goods to services, and energy prices rebalanced. Core readings of inflation, while still stubbornly above targets at the end of 2023, were annualizing toward levels that were consistent with central bank goals. With markets pricing in a peak in rates and even cuts across most major global central banks, investors anticipated that 2024 could deliver the first interest rate cuts from policymakers across developed markets. Toward year end, the Fed’s latest summary of economic projections showed meaningful deviation from market expectations for the timing and magnitude of future rate cuts.
The U.S. Treasury yield curve flattened in 2023 as expectations built for the U.S. to avoid recession and Fed to begin easing monetary policy, with a majority of that flattening occurring late in the year. The 2-year Treasury yield decreased 0.18%, the 5-year Treasury yield decreased by 0.16%, the 10-year Treasury yield was unchanged, and the 30-year Treasury yield moved 0.06% higher.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the 12 months ended December 31, 2023.
The Series’ underweight to U.S. Treasuries contributed to performance during the period. Allocation to and selection within investment grade corporate bonds, as well as allocations to corporate high yield bonds and bank loans, had a positive impact on performance.
The Series’ duration, or sensitivity to changes in interest rates, and yield curve positioning within U.S. Treasuries and yankee high quality securities detracted from performance. The allocation to asset-backed securities detracted from performance, however, issue selection within the sector had a positive impact on performance during the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Bank Loans: Bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Corporate Bonds and Notes		42%
Financials	14%
Energy	7
Health Care	3
All other Corporate Bonds and Notes	18
Mortgage-Backed Securities		21
Asset-Backed Securities		16
Leveraged Loans		10
Foreign Government Securities		5
U.S. Government Securities		3
Other (includes securities lending collateral)		3
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Newfleet Multi-Sector Intermediate Bond Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	8.69%	3.19%	2.94%
Class I shares at NAV[2]	8.93	3.44	3.19
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81
Series Expense Ratios[3]: Class A shares: Gross 0.95%, Net 0.94%; Class I shares: Gross 0.70%, Net 0.69%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

SGA International Growth Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Series is diversified and has an investment objective of high total return consistent with reasonable risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 18.00% † and Class I shares at NAV returned 18.24%†. For the same period, the MSCI All Country World ex USA Index (net), which serves as the Series’ broad-based and style-specific benchmark appropriate for comparison, returned 15.62%.
   † See footnote 3 on page 24.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
Rising investor appetites for risk amid signs of moderating inflation, expectations for central bank pivots in the U.S. and Europe, and solid growth in emerging markets outside of China supported a broad-based rally in international markets to finish 2023. Long-duration assets, or those that are more sensitive to changes in interest rates, rallied amid the decline in bond yields. This led to better performance for growth stocks in the fourth quarter, although it was not enough to overcome their significant underperformance in the third quarter, which resulted in growth stocks underperforming the MSCI All Country World ex USA Index (net) for the year.
Despite rising optimism, the economic growth backdrop was muted in Europe as weak consumption and business spending weighed on economic activity. In contrast, growth came in better than expected in Mexico and Brazil, where falling inflation supported expectations for interest rate cuts. Despite better-than-expected third-quarter gross domestic product (GDP) growth in China, investor sentiment toward Chinese stocks remained weak during the year as concerns about the health of China’s property market and economic recovery, as well as geopolitical tensions, continued to linger. Indian equities performed well on the back of strong economic growth and optimism around future growth prospects given the country’s favorable demographics, stable democracy, and growing middle class.
Emerging markets lagged developed markets for the year despite strong performance in Latin American stocks. Although all sectors posted positive returns in 2023, information technology, industrials, and financials were the only sectors to outperform the MSCI All Country World ex USA Index (net) in 2023, while the consumer staples, real estate, and communication services sectors delivered the lowest returns.
What factors affected the Series’ performance during its fiscal year?
The Series outperformed its benchmark, the MSCI All Country World ex USA Index (net), for the 12 months ended December 31, 2023. Stock selection contributed positively to relative performance, while sector allocation, a residual effect of our bottom-up investment process, detracted. Selection was strongest in the consumer staples, materials, and health care sectors, while selection in financials detracted from relative performance. Overweight exposures to the consumer staples and health care sectors partially offset the benefit from stock selection. From a regional perspective, stock selection in developed market stocks benefited performance most, while an underweight exposure to non-U.S. developed markets detracted.
The top five contributors to Series performance for the 12-month period were FEMSA, Novo Nordisk, Temenos, Atlassian, and L’Oréal. The five largest detractors from Series performance for the period were Shandong Weigao, AIA Group, Yum China, Diageo, and CP ALL.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Limited Number of Investments: Because the Series has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a series with a greater number of securities.
Industrial Concentration: Because the Series is presently heavily weighted in the industrial sector, it will be impacted by that sector’s performance more than a series with broader sector diversification.
ESG: The Series’ consideration of ESG factors could cause the Series to perform differently from other series. While the subadviser believes that the integration of ESG factors into the Series’ investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.
Depositary Receipts: Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

SGA International Growth Series (Continued)
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Health Care	23%
Consumer Staples	22
Financials	16
Information Technology	15
Industrials	9
Materials	7
Consumer Discretionary	4
Other (includes securities lending collateral)	4
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

SGA International Growth Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	18.00% [3]	8.80%	2.23%
Class I shares at NAV[2]	18.24 [3]	9.07	2.48
MSCI All Country World ex USA Index (net)	15.62	7.08	3.83
Series Expense Ratios[4]: Class A shares: Gross 1.18%, Net 1.14%; Class I shares: Gross 0.93%, Net 0.89%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Strategic Allocation Series
Series Summary (Unaudited)
Portfolio Manager Commentary by
Kayne Anderson Rudnick Investment Management, LLC (Domestic and International Equity Portfolio) and Newfleet Asset Management (Fixed Income Portfolio)
■	The Series is diversified and has an investment objective of high total return over an extended period of time consistent with prudent investment risk. There is no guarantee that the Series will meet its objective.
■	For the fiscal year ended December 31, 2023, the Series’ Class A shares at NAV returned 22.22%. For the same period, the Bloomberg U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.53%; MSCI All Country World ex USA Small Mid Cap Index (net) broad-based international index, returned 15.79%; and Russell 1000® Growth Index, a broad-based U.S. equity index, returned 42.68%. The Strategic Allocation Series Linked Benchmark, the Series’ style-specific benchmark, returned 22.87%.
All performance figures assume reinvestment of distributions and exclude the effect of fees and expenses associated with the variable life insurance or annuity product through which you invest. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Series’ fiscal year ended December 31, 2023?
Equities
The year 2023 proved to be an outstanding one for the capital markets. As we began 2023, investors were braced for an imminent recession, which never materialized. The S&P 500® Index advanced 26.29%. Large-capitalization growth stocks, as measured by the Russell 1000® Growth Index, were the best performers, gaining 42.68% for the year. Value stocks, as measured by the Russell 1000® Value Index, lagged their growth peers, returning 11.46% for the year. The Magnificent Seven
(Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla) were responsible for most of the outperformance by large growth stocks during 2023.
Market breadth started to improve in the fourth quarter of 2023, with the Russell 2000® Index of small-capitalization stocks advancing 14.03% in the quarter and gaining 16.93% for the year. International and emerging markets stocks continued to lag U.S. markets. The MSCI EAFE® Index (net) advanced 18.24% while the MSCI Emerging Markets Index (net) increased 9.83% for the year. After a year of worry over interest rate increases, falling interest rates due to the continued improvement in the inflation outlook was the principal reason equities performed so well.
Fixed Income
Few economists or strategists anticipated that 2023 would play out the way it did in financial markets. While economies slowed around the globe and geopolitical events remained top of mind, central bankers appeared close to declaring victory over the inflation that had ravaged the landscape since the COVID-19 pandemic. The U.S., in particular, defied expectations for an economic slowdown and a more meaningful increase in the unemployment rate following 11 increases in the Federal funds rate for a total of 5.25% since March of 2022. By year-end, the consensus was that the Federal Reserve (the Fed) had pulled off an elusive “soft landing” for the U.S. economy. As this consensus grew, financial markets responded in kind with rallies in risk assets as well as risk-free rates, such as U.S. Treasuries. Fed fund futures were pricing in the peak in interest rates for this cycle, however, we remained cautious at year-end, given that the impact of monetary policy typically acts on the economy with variable lags and in unpredictable ways.
During the 12-month period, there was significant progress on headline inflation readings as supply chains healed, demand shifted from goods to services, and energy prices rebalanced. Core readings of inflation, while still stubbornly above targets at the end of 2023, were annualizing toward levels that were consistent with central bank goals. With markets pricing in a peak in rates and even cuts across most major global central banks, investors anticipated that 2024 could deliver the first interest rate cuts from policymakers across developed markets. Toward year end, the Fed’s latest summary of economic projections showed meaningful deviation from market expectations for the timing and magnitude of future rate cuts.
The U.S. Treasury yield curve flattened in 2023 as expectations built for the U.S. to avoid recession and Fed to begin easing monetary policy, with a majority of that flattening occurring late in the year. The 2-year Treasury yield decreased 0.18%, the 5-year Treasury yield decreased by 0.16%, the 10-year Treasury yield was unchanged, and the 30-year Treasury yield moved 0.06% higher.
What factors affected the Series’ performance during its fiscal year?
U.S. Equities
The U.S. equity portfolio of the Series underperformed its benchmark, the Russell 1000® Growth Index, for the fiscal year ended December 31, 2023. Poor stock selection and an overweight in financials, as well as poor stock selection in consumer discretionary, detracted from performance. Positive stock selection and an underweight in health care, as well as positive stock selection in industrials, contributed to performance.
The biggest contributors to performance during the period were NVIDIA, Amazon.com, Uber Technologies, Fair Isaac, and Mongo DB.
The biggest detractors from performance during the period were Paycom Software, Estee Lauder, BILL, Bank of America, and Danaher.
International Equities
The international equity portfolio of the Series outperformed its benchmark, the MSCI ACWI ex USA SMID Cap Index (net), for the fiscal year ended December 31, 2023. Positive stock selection in communication services, as well as positive stock selection and an underweight in materials, contributed to performance. Poor stock selection in information technology and industrials detracted from performance. From a geographic perspective, positive stock selection in Europe ex. U.K., as well as positive stock selection and an overweight in the U.K., contributed to performance. A lack of exposure to strongly performing markets in India and Taiwan during the period detracted from performance.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Strategic Allocation Series (Continued)
The biggest contributors to performance during the period were Baltic Classifieds, Auto Trader, Mortgage Advice Bureau, Howden Joinery, and Corporacion Moctezuma.
The biggest detractors from performance during the period were New Work, FDM Group, Dayamitra Telekomunikasi, Mercari, and Enento Group.
Fixed Income
The fixed income portfolio’s underweight to U.S. Treasuries contributed to performance during the period. Allocation to and selection within investment grade corporate bonds, as well as allocations to corporate high yield bonds and bank loans, had a positive impact on performance.
The portfolio’s duration, or sensitivity to changes in interest rates, and yield curve positioning within U.S. Treasuries detracted from performance. The allocation to municipal bonds detracted from performance, however, issue selection within the sector had a positive impact on performance during the 12-month period.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Series to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Series.
Market Volatility: The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Series, including hampering the ability of the portfolio’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Series’ prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Common Stocks		64%
Information Technology	17%
Consumer Discretionary	11
Financials	8
All Other Common Stocks	28
Corporate Bonds and Notes		13
Financials	5
Industrials	1
Health Care	1
All Other Corporate Bonds and Notes	6
Mortgage-Backed Securities		9
U.S. Government Securities		6
Asset-Backed Securities		5
Municipal Bonds		2
Leveraged Loans		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Strategic Allocation Series (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	22.22%	9.03%	5.87%
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81
MSCI All Country World ex USA Small Mid Cap Index (net)	15.79	7.07	4.38
Strategic Allocation Series Linked Benchmark	22.87	10.48	8.48
Russell 1000® Growth Index	42.68	19.50	14.86
Series Expense Ratios[3]: Class A shares: Gross 1.02%, Net 0.98%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not reflect any fees or expenses associated with the separate insurance products.
[3]	The expense ratios of the Series are set forth according to the prospectus for the Series effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The indexes are unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page  4.

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.9%
Real Estate Investment Trusts—97.9%
Data Centers—12.3%
Digital Realty Trust, Inc.	36,700	$ 4,939
Equinix, Inc.	8,127	6,546
		11,485

Gaming REITs—4.3%
VICI Properties, Inc. Class A	125,937	4,015
Health Care—11.6%
Healthpeak Properties, Inc.	32,865	651
Sabra Health Care REIT, Inc.	129,800	1,852
Ventas, Inc.	88,050	4,389
Welltower, Inc.	44,640	4,025
		10,917

Industrial/Office—20.0%
Industrial—16.6%
Americold Realty Trust, Inc.	38,700	1,172
Prologis, Inc.	81,526	10,867
Rexford Industrial Realty, Inc.	62,725	3,519
		15,558

Office—3.4%
Alexandria Real Estate Equities, Inc.	18,343	2,325
Cousins Properties, Inc.	34,550	841
		3,166

Total Industrial/Office		18,724

Lodging/Resorts—2.3%
Host Hotels & Resorts, Inc.	47,044	916
Ryman Hospitality Properties, Inc.	11,130	1,225
		2,141

Residential—19.9%
Apartments—9.6%
Apartment Income REIT Corp.	72,553	2,520
AvalonBay Communities, Inc.	15,029	2,814
Mid-America Apartment Communities, Inc.	12,835	1,726
UDR, Inc.	50,910	1,949
		9,009

Manufactured Homes—4.3%
Sun Communities, Inc.	30,191	4,035
	Shares	Value

Single Family Homes—6.0%
American Homes 4 Rent Class A	95,400	$ 3,430
Invitation Homes, Inc.	62,150	2,120
		5,550

Total Residential		18,594

Retail—14.9%
Free Standing—4.8%
Realty Income Corp.	78,105	4,485
Regional Malls—4.0%
Simon Property Group, Inc.	26,491	3,778
Shopping Centers—6.1%
Brixmor Property Group, Inc.	114,642	2,668
Kimco Realty Corp.	31,070	662
Regency Centers Corp.	36,000	2,412
		5,742

Total Retail		14,005

Self Storage—8.3%
CubeSmart	68,230	3,162
Public Storage	15,110	4,609
		7,771

Telecommunications REITs—4.3%
American Tower Corp.	12,210	2,636
SBA Communications Corp. Class A	5,400	1,370
		4,006

Total Common Stocks (Identified Cost $68,530)		91,658

Total Long-Term Investments—97.9% (Identified Cost $68,530)		91,658

TOTAL INVESTMENTS—97.9% (Identified Cost $68,530)		$91,658
Other assets and liabilities, net—2.1%		1,939
NET ASSETS—100.0%		$93,597

Abbreviation:
REIT	Real Estate Investment Trust
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Duff & Phelps Real Estate Securities Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$91,658	$91,658
Total Investments	$91,658	$91,658
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

KAR Capital Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—99.2%
Communication Services—7.9%
Meta Platforms, Inc. Class A(1)	20,331	$ 7,196
Netflix, Inc.(1)	9,298	4,527
Trade Desk, Inc. (The) Class A(1)	84,336	6,069
		17,792

Consumer Discretionary—19.7%
Airbnb, Inc. Class A(1)	30,639	4,171
Amazon.com, Inc.(1)	81,301	12,353
AutoZone, Inc.(1)	1,291	3,338
Home Depot, Inc. (The)	11,531	3,996
Marriott International, Inc. Class A	29,056	6,552
MercadoLibre, Inc.(1)	2,727	4,286
NIKE, Inc. Class B	49,985	5,427
Ross Stores, Inc.	32,332	4,474
		44,597

Consumer Staples—4.1%
Estee Lauder Cos., Inc. (The) Class A	14,884	2,177
McCormick & Co., Inc. Non-voting Shares	36,881	2,523
Monster Beverage Corp.(1)	78,853	4,543
		9,243

Energy—1.2%
Devon Energy Corp.	23,877	1,082
Schlumberger N.V.	31,537	1,641
		2,723

Financials—11.5%
Block, Inc. Class A(1)	43,996	3,403
Progressive Corp. (The)	33,129	5,277
S&P Global, Inc.	8,048	3,545
Visa, Inc. Class A	53,143	13,836
		26,061

Health Care—9.5%
Danaher Corp.	17,644	4,082
Eli Lilly & Co.	9,132	5,323
IDEXX Laboratories, Inc.(1)	4,431	2,459
Mettler-Toledo International, Inc.(1)	1,478	1,793
Zoetis, Inc. Class A	39,715	7,839
		21,496

	Shares	Value

Industrials—9.2%
Equifax, Inc.	15,884	$ 3,928
Fair Isaac Corp.(1)	6,575	7,653
Paycom Software, Inc.	12,691	2,623
Uber Technologies, Inc.(1)	106,473	6,556
		20,760

Information Technology—30.7%
Accenture plc Class A	14,720	5,165
Amphenol Corp. Class A	91,068	9,028
BILL Holdings, Inc.(1)	37,767	3,081
Cadence Design Systems, Inc.(1)	9,030	2,459
Gartner, Inc.(1)	5,943	2,681
MongoDB, Inc. Class A(1)	14,251	5,827
NVIDIA Corp.	41,300	20,453
Roper Technologies, Inc.	10,182	5,551
Shopify, Inc. Class A(1)	46,567	3,628
Snowflake, Inc. Class A(1)	22,130	4,404
Workday, Inc. Class A(1)	26,108	7,207
		69,484

Materials—1.8%
Ecolab, Inc.	20,489	4,064
Real Estate—3.6%
CoStar Group, Inc.(1)	62,438	5,457
Prologis, Inc.	20,331	2,710
		8,167

Total Common Stocks (Identified Cost $95,846)		224,387

Total Long-Term Investments—99.2% (Identified Cost $95,846)		224,387

TOTAL INVESTMENTS—99.2% (Identified Cost $95,846)		$224,387
Other assets and liabilities, net—0.8%		1,731
NET ASSETS—100.0%		$226,118

Abbreviation:
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$224,387	$224,387
Total Investments	$224,387	$224,387
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.3%
Communication Services—6.2%
Omnicom Group, Inc.	22,638	$ 1,958
Verizon Communications, Inc.	84,723	3,194
		5,152

Consumer Discretionary—0.6%
McDonald’s Corp.	1,710	507
Consumer Staples—9.5%
Coca-Cola Co. (The)	39,877	2,350
Flowers Foods, Inc.	107,456	2,419
Kimberly-Clark Corp.	18,570	2,256
Procter & Gamble Co. (The)	6,216	911
		7,936

Energy—2.5%
Chevron Corp.	6,649	992
Hess Corp.	7,925	1,142
		2,134

Financials—18.9%
Bank of Hawaii Corp.(1)	38,400	2,782
PNC Financial Services Group, Inc. (The)	22,167	3,433
Prudential Financial, Inc.	11,300	1,172
Safety Insurance Group, Inc.	23,869	1,814
T. Rowe Price Group, Inc.	22,521	2,425
Zurich Insurance Group AG ADR	79,537	4,159
		15,785

Health Care—14.0%
AbbVie, Inc.	21,183	3,283
Johnson & Johnson	4,948	776
Merck & Co., Inc.	14,947	1,629
Patterson Cos., Inc.	68,806	1,958
Pfizer, Inc.	67,947	1,956
Takeda Pharmaceutical Co., Ltd. Sponsored ADR(1)	145,421	2,075
		11,677

Industrials—17.5%
BAE Systems plc Sponsored ADR(1)	46,294	2,677
MSC Industrial Direct Co., Inc. Class A	39,682	4,018
Paychex, Inc.	13,142	1,565
Snap-on, Inc.	3,773	1,090
United Parcel Service, Inc. Class B	15,010	2,360
Watsco, Inc.	6,876	2,946
		14,656

Information Technology—9.8%
Cisco Systems, Inc.	45,664	2,307
International Business Machines Corp.	29,003	4,743
Texas Instruments, Inc.	6,615	1,128
		8,178

Materials—6.9%
Amcor plc	342,572	3,302
	Shares	Value

Materials—continued
Eastman Chemical Co.	27,951	$ 2,511
		5,813

Real Estate—3.1%
Crown Castle, Inc.	10,207	1,176
Getty Realty Corp.	49,458	1,445
		2,621

Utilities—8.3%
Fortis, Inc.	101,181	4,162
Southern Co. (The)	39,084	2,740
		6,902

Total Common Stocks (Identified Cost $73,374)		81,361

Total Long-Term Investments—97.3% (Identified Cost $73,374)		81,361

Securities Lending Collateral—5.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(2)(3)	4,545,872	4,546
Total Securities Lending Collateral (Identified Cost $4,546)		4,546

TOTAL INVESTMENTS—102.7% (Identified Cost $77,920)		$85,907
Other assets and liabilities, net—(2.7)%		(2,263)
NET ASSETS—100.0%		$83,644

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	All or a portion of security is on loan.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	81%
Switzerland	9
Canada	5
United Kingdom	3
Japan	2
Total	100%
† % of total investments as of December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Equity Income Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$81,361	$81,361
Securities Lending Collateral	4,546	4,546
Total Investments	$85,907	$85,907
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.8%
Communication Services—12.2%
Auto Trader Group plc	608,000	$ 5,591
MediaAlpha, Inc. Class A(1)	100,498	1,121
Rightmove plc	560,930	4,115
		10,827

Consumer Discretionary—14.2%
Dream Finders Homes, Inc. Class A(1)	83,099	2,952
Fox Factory Holding Corp.(1)	57,835	3,903
Holley, Inc.(1)	240,021	1,169
Ollie’s Bargain Outlet Holdings, Inc.(1)	35,459	2,691
Revolve Group, Inc. Class A(1)	112,325	1,862
		12,577

Consumer Staples—1.0%
PriceSmart, Inc.	11,300	856
Financials—33.1%
FactSet Research Systems, Inc.	5,859	2,795
Goosehead Insurance, Inc. Class A(1)	34,280	2,599
Interactive Brokers Group, Inc. Class A	49,373	4,093
MarketAxess Holdings, Inc.	9,578	2,805
Morningstar, Inc.	20,784	5,949
Ryan Specialty Holdings, Inc. Class A(1)	163,784	7,046
ServisFirst Bancshares, Inc.	61,731	4,113
		29,400

Health Care—4.1%
Mesa Laboratories, Inc.	378	39
National Research Corp.	34,152	1,351
U.S. Physical Therapy, Inc.	24,336	2,267
		3,657

Industrials—8.2%
AAON, Inc.	80,100	5,917
Omega Flex, Inc.	19,297	1,361
		7,278

	Shares	Value

Information Technology—25.0%
Aspen Technology, Inc.(1)	10,097	$ 2,223
BILL Holdings, Inc.(1)	32,735	2,671
BlackLine, Inc.(1)	38,090	2,378
Endava plc Sponsored ADR(1)	52,921	4,120
nCino, Inc.(1)	110,696	3,723
Novanta, Inc.(1)	12,035	2,027
NVE Corp.	6,250	490
Olo, Inc. Class A(1)	213,979	1,224
SPS Commerce, Inc.(1)	17,222	3,338
		22,194

Total Common Stocks (Identified Cost $52,321)		86,789

Total Long-Term Investments—97.8% (Identified Cost $52,321)		86,789

TOTAL INVESTMENTS—97.8% (Identified Cost $52,321)		$86,789
Other assets and liabilities, net—2.2%		1,978
NET ASSETS—100.0%		$88,767

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	84%
United Kingdom	16
Total	100%
† % of total investments as of December 31, 2023.
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$86,789	$86,789
Total Investments	$86,789	$86,789
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

KAR Small-Cap Value Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—98.3%
Consumer Discretionary—14.4%
Cheesecake Factory, Inc. (The)	62,530	$ 2,189
Leslie’s, Inc.(1)	290,834	2,010
SiteOne Landscape Supply, Inc.(1)	15,761	2,561
Thor Industries, Inc.	29,613	3,502
		10,262

Consumer Staples—6.6%
National Beverage Corp.(1)	46,388	2,306
WD-40 Co.	9,957	2,381
		4,687

Financials—25.5%
Bank of Hawaii Corp.	30,042	2,177
EVERTEC, Inc.	70,443	2,884
First Financial Bankshares, Inc.	25,212	764
Houlihan Lokey, Inc. Class A	30,753	3,688
Jack Henry & Associates, Inc.	7,490	1,224
Lakeland Financial Corp.	16,791	1,094
Primerica, Inc.	12,720	2,617
RLI Corp.	14,952	1,990
Stock Yards Bancorp, Inc.	31,936	1,644
		18,082

Health Care—4.0%
Azenta, Inc.(1)	43,709	2,847
Industrials—36.0%
Albany International Corp. Class A	19,383	1,904
Armstrong World Industries, Inc.	24,697	2,428
Construction Partners, Inc. Class A(1)	69,377	3,019
Graco, Inc.	14,094	1,223
Hillman Solutions Corp.(1)	288,574	2,658
John Bean Technologies Corp.	12,923	1,285
	Shares	Value

Industrials—continued
Landstar System, Inc.	14,440	$ 2,797
RBC Bearings, Inc.(1)	10,949	3,119
UniFirst Corp.	12,185	2,229
Watsco, Inc.	11,530	4,940
		25,602

Information Technology—3.4%
American Software, Inc. Class A	55,000	622
Badger Meter, Inc.	11,752	1,814
		2,436

Materials—5.9%
HB Fuller Co.	33,141	2,698
Scotts Miracle-Gro Co. (The)	23,707	1,511
		4,209

Real Estate—2.5%
Getty Realty Corp.	59,485	1,738
Total Common Stocks (Identified Cost $39,900)		69,863

Total Long-Term Investments—98.3% (Identified Cost $39,900)		69,863

TOTAL INVESTMENTS—98.3% (Identified Cost $39,900)		$69,863
Other assets and liabilities, net—1.7%		1,173
NET ASSETS—100.0%		$71,036

Footnote Legend:
(1)	Non-income producing.
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$69,863	$69,863
Total Investments	$69,863	$69,863
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—3.5%
U.S. Treasury Bonds
3.875%, 5/15/43	$ 185	$ 176
2.875%, 5/15/49	200	159
1.875%, 11/15/51	575	364
4.000%, 11/15/52	2,155	2,126
3.625%, 5/15/53	545	504
Total U.S. Government Securities (Identified Cost $3,674)		3,329

Municipal Bonds—1.2%
Florida—0.3%
Broward County, Water & Sewer Utility Revenue, Series A 4.000%, 10/1/47	185	186
Miami-Dade County, Seaport Department Revenue Taxable 6.224%, 11/1/55	70	74
		260

Illinois—0.1%
Sales Tax Securitization Corp., Sales Tax Revenue, Second Lien, Series B (BAM Insured) 3.411%, 1/1/43	40	32
New York—0.3%
Metropolitan Transportation Authority, Sales Tax Revenue, Series A 5.000%, 11/15/45	260	287
Virginia—0.5%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1 6.706%, 6/1/46	585	502
Total Municipal Bonds (Identified Cost $1,191)		1,081

Foreign Government Securities—5.0%
Arab Republic of Egypt 144A 7.600%, 3/1/29(2)	200	152
Bolivarian Republic of Venezuela
9.375%, 1/13/34(3)	295	49
RegS 7.650%, 4/21/25(3)(4)	825	117
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/29	665 BRL	136
Dominican Republic 144A 4.875%, 9/23/32(2)	345	314
Federative Republic of Brazil 6.000%, 10/20/33	200	200
Hungary Government International Bond 144A 6.250%, 9/22/32(2)	225	240
Kingdom of Jordan 144A 5.850%, 7/7/30(2)	205	190
Republic of Angola 144A 8.250%, 5/9/28(2)	200	184
Republic of Argentina 3.500%, 7/9/41(5)	430	146
Republic of Ghana RegS 8.125%, 3/26/32(3)(4)	325	141
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Ivory Coast 144A 6.375%, 3/3/28(2)	$ 200	$ 196
Republic of Philippines 3.700%, 3/1/41	280	240
Republic of Poland 4.875%, 10/4/33	165	167
Republic of Serbia 144A 6.500%, 9/26/33(2)	200	205
Republic of South Africa 5.875%, 6/22/30	200	194
Republic of Turkiye
7.625%, 4/26/29	265	274
9.125%, 7/13/30	200	220
Saudi International Bond
144A 4.875%, 7/18/33(2)	280	286
144A 4.500%, 10/26/46(2)	305	269
Ukraine Government RegS 7.750%, 9/1/26(3)(4)	125	34
United Mexican States
6.350%, 2/9/35	275	288
6.338%, 5/4/53	450	458
Total Foreign Government Securities (Identified Cost $5,452)		4,700

Mortgage-Backed Securities—20.4%
Agency—3.9%
Federal Home Loan Mortgage Corporation Pool #SD8309 6.000%, 3/1/53	950	964
Federal National Mortgage Association
Pool #FS4438 5.000%, 11/1/52	435	431
Pool #MA4785 5.000%, 10/1/52	441	436
Pool #MA4805 4.500%, 11/1/52	454	441
Pool #MA4980 6.000%, 4/1/53	969	985
Pool #MA5072 5.500%, 7/1/53	436	438
		3,695

Non-Agency—16.5%
Ajax Mortgage Loan Trust 2022-B, A1 144A 3.500%, 3/27/62(2)(5)	454	427
American Homes 4 Rent Trust
2014-SFR2, C 144A 4.705%, 10/17/36(2)	435	429
2015-SFR2, C 144A 4.691%, 10/17/52(2)	340	334
Angel Oak Mortgage Trust 2023-1, A1 144A 4.750%, 9/26/67(2)(5)	229	224
Angel Oak SB Commercial Mortgage Trust 2020-SBC1, A1 144A 2.068%, 5/25/50(2)(5)	145	132
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(2)(5)	272	260
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
2019-2, A1 144A 3.347%, 4/25/49(2)(5)	$ 117	$ 110
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 6.281%, 3/15/37(2)(5)	205	190
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	230	234
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 7.260%, 4/15/37(2)(5)	210	207
BX Commercial Mortgage Trust 2019-XL, C (1 month Term SOFR + 1.364%, Cap N/A, Floor 1.250%) 144A 6.726%, 10/15/36(2)(5)	467	465
BX Trust
2019-OC11, B 144A 3.605%, 12/9/41(2)	200	178
2019-OC11, D 144A 3.944%, 12/9/41(2)(5)	345	300
2022-CLS, A 144A 5.760%, 10/13/27(2)	329	329
Cascade MH Asset Trust 2021-MH1, A1 144A 1.753%, 2/25/46(2)	230	200
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(2)(5)	85	78
2016-SH2, M2 144A 3.750%, 12/25/45(2)(5)	122	111
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(2)(5)	312	292
COLT Mortgage Loan Trust 2022-5, A1 144A 4.550%, 4/25/67(2)(5)	435	427
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(2)	250	232
CoreVest American Finance Issuer LLC 2021-RTL1, A1 144A 2.239%, 3/28/29(2)(5)	115	108
CoreVest American Finance Trust 2020-4, A 144A 1.174%, 12/15/52(2)	165	153
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(2)(5)	195	172
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(2)(5)	140	124
Ellington Financial Mortgage Trust
2019-2, A3 144A 3.046%, 11/25/59(2)(5)	19	18
2022-1, A1 144A 2.206%, 1/25/67(2)(5)	440	369
Extended Stay America Trust 2021-ESH, C (1 month Term SOFR + 1.814%, Cap N/A, Floor 1.700%) 144A 7.176%, 7/15/38(2)(5)	420	413
FirstKey Homes Trust
2020-SFR1, B 144A 1.740%, 8/17/37(2)	200	187
2020-SFR2, B 144A 1.567%, 10/19/37(2)	335	311
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(2)(5)	19	17
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(5)	165	167
INTOWN Mortgage Trust 2022-STAY, A (1 month Term SOFR + 2.489%, Cap N/A, Floor 2.489%) 144A 7.851%, 8/15/39(2)(5)	276	277
	Par Value(1)	Value

Non-Agency—continued
JPMorgan Chase Mortgage Trust 2014-1, 2A12 144A 3.500%, 1/25/44(2)(5)	$ 26	$ 24
MetLife Securitization Trust
2017-1A, M1 144A 3.447%, 4/25/55(2)(5)	150	131
2019-1A, A1A 144A 3.750%, 4/25/58(2)(5)	71	69
MFA Trust 2022-NQM2, A1 144A 4.000%, 5/25/67(2)(5)	124	117
Mill City Mortgage Loan Trust
2017-1, M2 144A 3.250%, 11/25/58(2)(5)	100	95
2017-3, B1 144A 3.250%, 1/25/61(2)(5)	206	174
2019-1, M2 144A 3.500%, 10/25/69(2)(5)	165	145
MIRA Trust 2023-MILE, A 144A 6.755%, 6/10/38(2)	135	139
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(2)(5)	75	71
2015-2A, A1 144A 3.750%, 8/25/55(2)(5)	56	52
2016-1A, A1 144A 3.750%, 3/25/56(2)(5)	47	44
2016-3A, B1 144A 4.000%, 9/25/56(2)(5)	221	207
2016-4A, B1A 144A 4.500%, 11/25/56(2)(5)	213	203
2017-2A, A3 144A 4.000%, 3/25/57(2)(5)	409	387
2019-RPL2, M2 144A 3.750%, 2/25/59(2)(5)	220	189
2021-NQ2R, A1 144A 0.941%, 10/25/58(2)(5)	48	44
2022-RTL1, A1F 144A 4.336%, 12/25/26(2)	215	210
2018-1A, A1A 144A 4.000%, 12/25/57(2)(5)	315	299
NewRez Warehouse Securitization Trust 2021-1, C (1 month Term SOFR + 1.164%, Cap N/A, Floor 1.050%) 144A 6.520%, 5/25/55(2)(5)	139	138
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(2)(5)	152	125
ORL Trust 2023-GLKS, A (1 month Term SOFR + 2.350%, Cap N/A, Floor 2.350%) 144A 7.712%, 10/19/36(2)(5)	247	247
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 2.857%, 6/25/26(2)(5)	140	138
Preston Ridge Partners Mortgage LLC
2021-2, A1 144A 2.115%, 3/25/26(2)(5)	56	55
2021-RPL1, A1 144A 1.319%, 7/25/51(2)(5)	58	53
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(2)	115	104
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(2)(5)	87	73
Residential Mortgage Loan Trust 2019-2, A1 144A 2.913%, 5/25/59(2)(5)	6	6
Sequoia Mortgage Trust 2013-8, B1 3.479%, 6/25/43(5)	36	34
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Starwood Mortgage Residential Trust 2021-3, A3 144A 1.518%, 6/25/56(2)(5)	$ 51	$ 42
Towd Point Mortgage Trust
2016-1, M1 144A 3.500%, 2/25/55(2)(5)	57	56
2016-4, B1 144A 4.009%, 7/25/56(2)(5)	300	282
2017-1, M1 144A 3.750%, 10/25/56(2)(5)	135	129
2017-4, A2 144A 3.000%, 6/25/57(2)(5)	405	369
2018-2, A2 144A 3.500%, 3/25/58(2)(5)	195	183
2018-6, A2 144A 3.750%, 3/25/58(2)(5)	710	628
2019-2, A2 144A 3.750%, 12/25/58(2)(5)	290	259
2019-4, A2 144A 3.250%, 10/25/59(2)(5)	215	188
2020-1, M1 144A 3.500%, 1/25/60(2)(5)	110	92
2021-1, A2 144A 2.750%, 11/25/61(2)(5)	230	185
2017-6, A2 144A 3.000%, 10/25/57(2)(5)	200	182
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(2)	235	223
2020-SFR2, D 144A 2.281%, 11/17/39(2)	225	197
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	160	146
VCAT LLC
2021-NPL3, A1 144A 1.743%, 5/25/51(2)(5)	112	108
2021-NPL4, A1 144A 1.868%, 8/25/51(2)(5)	169	163
Verus Securitization Trust
2019-4, M1 144A 3.207%, 11/25/59(2)(5)	110	100
2022-5, A1 144A 3.800%, 4/25/67(2)(5)	317	298
2022-7, A1 144A 5.152%, 7/25/67(2)(5)	174	174
2023-8, A1 144A 6.259%, 12/25/68(2)(5)	150	151
Visio Trust 2020-1R, A2 144A 1.567%, 11/25/55(2)	39	35
Wells Fargo Commercial Mortgage Trust 2014-C24, AS 3.931%, 11/15/47	347	325
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(2)(5)	51	44
		15,607

Total Mortgage-Backed Securities (Identified Cost $20,223)		19,302

	Par Value(1)	Value

Asset-Backed Securities—16.0%
Automobiles—7.3%
ACC Auto Trust 2021-A, C 144A 3.790%, 4/15/27(2)	$ 365	$ 361
ACC Trust 2021-1, C 144A 2.080%, 12/20/24(2)	70	68
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	230	222
Arivo Acceptance Auto Loan Receivables Trust 2022-2A, A 144A 6.900%, 1/16/29(2)	166	166
Avid Automobile Receivables Trust
2021-1, E 144A 3.390%, 4/17/28(2)	115	108
2023-1, A 144A 6.630%, 7/15/26(2)	95	95
Avis Budget Rental Car Funding LLC (AESOP) 2020-2A, A 144A 2.020%, 2/20/27(2)	285	266
Carvana Auto Receivables Trust
2019-3A, E 144A 4.600%, 7/15/26(2)	228	226
2022-N1, C 144A 3.320%, 12/11/28(2)	127	124
2023-N1, C 144A 5.920%, 7/10/29(2)	280	279
2023-N4, C 144A 6.590%, 2/11/30(2)	275	280
DT Auto Owner Trust 2023-1A, D 144A 6.440%, 11/15/28(2)	286	286
Exeter Automobile Receivables Trust
2019-2A, E 144A 4.680%, 5/15/26(2)	325	324
2023-3A, D 6.680%, 4/16/29	272	274
FHF Trust 2023-1A, A2 144A 6.570%, 6/15/28(2)	209	208
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(2)	211	207
Foursight Capital Automobile Receivables Trust 2021-2, C 144A 1.570%, 7/15/27(2)	230	221
GLS Auto Receivables Issuer Trust
2019-4A, D 144A 4.090%, 8/17/26(2)	265	262
2020-3A, D 144A 2.270%, 5/15/26(2)	182	180
2022-2A, D 144A 6.150%, 4/17/28(2)	290	289
2023-1A, B 144A 6.190%, 6/15/27(2)	324	325
Hertz Vehicle Financing LLC 2021-1A, A 144A 1.210%, 12/26/25(2)	290	280
LAD Auto Receivables Trust 2021-1A, D 144A 3.990%, 11/15/29(2)	290	276
Lendbuzz Securitization Trust
2022-1A, A 144A 4.220%, 5/17/27(2)	162	158
2023-2A, A2 144A 7.090%, 10/16/28(2)	217	219
Lobel Automobile Receivables Trust 2023-1, B 144A 7.050%, 9/15/28(2)	230	228
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Automobiles—continued
Merchants Fleet Funding LLC 2023-1A, A 144A 7.210%, 5/20/36(2)	$ 217	$ 219
Santander Drive Auto Receivables Trust 2023-1, B 4.980%, 2/15/28	275	273
U.S. Bank N.A. 2023-1, B 144A 6.789%, 8/25/32(2)	247	248
Veridian Auto Receivables Trust 2023-1A, A4 144A 5.590%, 12/15/28(2)	270	270
		6,942

Consumer Loans—1.3%
ACHV ABS Trust 2023-3PL, B 144A 7.170%, 8/19/30(2)	230	230
Affirm Asset Securitization Trust 2023-B, A 144A 6.820%, 9/15/28(2)	232	235
OneMain Financial Issuance Trust 2022-3A, A 144A 5.940%, 5/15/34(2)	283	284
Oportun Issuance Trust 2021-C, A 144A 2.180%, 10/8/31(2)	290	268
Republic Finance Issuance Trust 2020-A, A 144A 2.470%, 11/20/30(2)	169	166
		1,183

Credit Card—0.6%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(2)	290	278
Mercury Financial Credit Card Master Trust 2023-1A, A 144A 8.040%, 9/20/27(2)	285	288
		566

Other—6.8%
Adams Outdoor Advertising LP 2023-1, A2 144A 6.967%, 7/15/53(2)	230	233
Aligned Data Centers Issuer LLC 2021-1A, A2 144A 1.937%, 8/15/46(2)	338	303
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(2)	345	331
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(2)	218	223
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(2)	269	248
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(2)	324	296
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(2)	160	163
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(2)	116	107
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(2)	339	301
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(2)	273	274
CF Hippolyta Issuer LLC 2020-1, A1 144A 1.690%, 7/15/60(2)	202	187
Conn’s Receivables Funding LLC 2022-A, B 144A 9.520%, 12/15/26(2)	117	117
Dext ABS LLC 2023-1, A2 144A 5.990%, 3/15/32(2)	230	228
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(2)	64	59
FAT Brands Royalty LLC 2021-1A, A2 144A 4.750%, 4/25/51(2)	289	274
	Par Value(1)	Value

Other—continued
Five Guys Holdings, Inc. 2023-1A, A2 144A 7.549%, 1/26/54(2)	$ 230	$ 244
Foundation Finance Trust 2021-1A, A 144A 1.270%, 5/15/41(2)	101	90
Hardee’s Funding LLC 2020-1A, A2 144A 3.981%, 12/20/50(2)	276	243
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(2)	108	101
Jack in the Box Funding LLC 2022-1A, A2I 144A 3.445%, 2/26/52(2)	261	240
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(2)	213	202
Lendmark Funding Trust 2021-1A, A 144A 1.900%, 11/20/31(2)	290	261
Mariner Finance Issuance Trust 2020-AA, A 144A 2.190%, 8/21/34(2)	173	170
Momnt Technologies Trust 2023-1A, A 144A 6.920%, 3/20/45(2)	280	281
Octane Receivables Trust
2020-1A, B 144A 1.980%, 6/20/25(2)	97	97
2023-3A, C 144A 6.740%, 8/20/29(2)	211	215
Orange Lake Timeshare Trust 2018-A, A 144A 3.100%, 11/8/30(2)	170	165
Pawneee Equipment Receivables LLC 2022-1, B 144A 5.400%, 7/17/28(2)	245	239
Progress Residential Trust 2021-SFR6, D 144A 2.225%, 7/17/38(2)	175	157
VFI ABS LLC 2022-1A, B 144A 3.040%, 7/24/28(2)	360	348
		6,397

Total Asset-Backed Securities (Identified Cost $15,475)		15,088

Corporate Bonds and Notes—41.2%
Communication Services—1.8%
Altice France Holding S.A. 144A 6.000%, 2/15/28(2)	245	118
AT&T, Inc. 5.400%, 2/15/34	230	237
CCO Holdings LLC
144A 6.375%, 9/1/29(2)	24	24
144A 4.750%, 3/1/30(2)	135	123
CSC Holdings LLC 5.250%, 6/1/24	90	88
CT Trust 144A 5.125%, 2/3/32(2)	200	174
DISH DBS Corp.
5.875%, 11/15/24	55	51
7.750%, 7/1/26	120	84
Gray Television, Inc. 144A 7.000%, 5/15/27(2)	145	138
Level 3 Financing, Inc.
144A 4.250%, 7/1/28(2)	155	77
144A 3.625%, 1/15/29(2)	60	25
Millennium Escrow Corp. 144A 6.625%, 8/1/26(2)	115	82
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Communication Services—continued
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(2)	$ 175	$ 63
Sprint Capital Corp. 8.750%, 3/15/32	190	234
Telesat Canada 144A 6.500%, 10/15/27(2)	90	42
T-Mobile USA, Inc. 3.875%, 4/15/30	185	175
		1,735

Consumer Discretionary—2.9%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	360	346
Carnival Corp. 144A 7.000%, 8/15/29(2)	20	21
Churchill Downs, Inc. 144A 6.750%, 5/1/31(2)	85	86
Clarios Global LP 144A 6.750%, 5/15/28(2)	15	15
Ford Motor Co. 4.750%, 1/15/43	60	50
Ford Motor Credit Co. LLC 7.350%, 3/6/30	200	215
Genuine Parts Co. 6.875%, 11/1/33	225	250
MDC Holdings, Inc. 3.966%, 8/6/61	275	179
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)	160	147
Michaels Cos., Inc. (The) 144A 7.875%, 5/1/29(2)	160	101
NCL Finance Ltd. 144A 6.125%, 3/15/28(2)	105	101
Newell Brands, Inc. 6.625%, 9/15/29(6)	144	143
Nissan Motor Acceptance Co. LLC 144A 7.050%, 9/15/28(2)	175	185
NMG Holding Co., Inc. 144A 7.125%, 4/1/26(2)	120	115
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)	105	108
PetSmart, Inc. 144A 7.750%, 2/15/29(2)	190	185
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)	140	139
Royal Caribbean Cruises Ltd. 144A 9.250%, 1/15/29(2)	7	8
Tapestry, Inc. 7.850%, 11/27/33	260	277
Weekley Homes LLC 144A 4.875%, 9/15/28(2)	115	107
		2,778

Consumer Staples—0.9%
BAT Capital Corp. 7.750%, 10/19/32	220	248
Central American Bottling Corp. 144A 5.250%, 4/27/29(2)	90	84
Coty, Inc. 144A 6.625%, 7/15/30(2)	90	92
	Par Value(1)	Value

Consumer Staples—continued
Kronos Acquisition Holdings, Inc. 144A 7.000%, 12/31/27(2)	$ 100	$ 96
Pilgrim’s Pride Corp. 6.250%, 7/1/33	224	231
Sigma Holdco B.V. 144A 7.875%, 5/15/26(2)	105	95
		846

Energy—6.5%
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(2)	154	153
Antero Midstream Partners LP 144A 5.750%, 1/15/28(2)	85	84
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)	165	166
BP Capital Markets plc 4.875% (7)	305	290
CITGO Petroleum Corp. 144A 7.000%, 6/15/25(2)	120	120
Civitas Resources, Inc. 144A 8.750%, 7/1/31(2)	95	101
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)	170	178
144A 6.714%, 8/15/63(2)	55	61
Coronado Finance Pty Ltd. 144A 10.750%, 5/15/26(2)	184	192
CrownRock LP 144A 5.625%, 10/15/25(2)	110	110
DT Midstream, Inc. 144A 4.125%, 6/15/29(2)	105	97
Ecopetrol S.A.
4.625%, 11/2/31	215	182
8.875%, 1/13/33	185	201
Enbridge, Inc. 7.625%, 1/15/83	220	220
Enerflex Ltd. 144A 9.000%, 10/15/27(2)	90	87
Energy Transfer LP Series H 6.500% (7)	95	90
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)	310	254
Genesis Energy LP 8.875%, 4/15/30	130	134
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)	125	131
Hilcorp Energy I LP 144A 5.750%, 2/1/29(2)	175	169
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(4)	200	186
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(2)	200	188
Kinder Morgan, Inc. 7.750%, 1/15/32	245	278
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(2)	125	122
Mesquite Energy, Inc. 144A 7.250%, 2/15/24(2)	120	9
Nabors Industries Ltd. 144A 7.250%, 1/15/26(2)	70	67
Northriver Midstream Finance LP 144A 5.625%, 2/15/26(2)	130	126
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Occidental Petroleum Corp. 6.125%, 1/1/31	$ 135	$ 140
Odebrecht Oil & Gas Finance Ltd. 144A 0.000% (2)(7)(8)	60	2
Pertamina Persero PT 144A 2.300%, 2/9/31(2)(6)	245	206
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(3)	650	70
Petroleos Mexicanos
6.500%, 3/13/27	195	181
6.700%, 2/16/32	240	199
7.690%, 1/23/50	215	153
Petronas Capital Ltd. 144A 3.500%, 4/21/30(2)	220	206
Reliance Industries Ltd. 144A 2.875%, 1/12/32(2)	295	252
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(4)	200	210
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)	115	108
Transocean, Inc.
144A 11.500%, 1/30/27(2)	64	67
144A 8.750%, 2/15/30(2)	90	94
Venture Global Calcasieu Pass LLC
144A 3.875%, 8/15/29(2)	15	14
144A 4.125%, 8/15/31(2)	100	88
Viper Energy, Inc. 144A 7.375%, 11/1/31(2)	20	21
Western Midstream Operating LP 5.250%, 2/1/50	160	143
		6,150

Financials—13.9%
Acrisure LLC 144A 7.000%, 11/15/25(2)	180	180
AerCap Ireland Capital DAC 2.450%, 10/29/26	150	139
Allianz SE 144A 6.350%, 9/6/53(2)	200	207
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 8.579%, 8/15/53(5)	230	228
American Express Co. 5.625%, 7/28/34	130	134
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)	285	229
Banco de Credito e Inversiones S.A. 144A 3.500%, 10/12/27(2)	215	202
Banco Mercantil del Norte S.A. 144A 6.625% (2)(7)	255	216
Banco Santander Chile 144A 3.177%, 10/26/31(2)	285	246
Bank of America Corp.
5.015%, 7/22/33	190	188
2.482%, 9/21/36	295	234
Bank of New York Mellon Corp. (The)
5.834%, 10/25/33	145	154
Series G 4.700%(7)	165	161
Barclays plc 7.437%, 11/2/33	230	257
	Par Value(1)	Value

Financials—continued
BBVA Bancomer S.A. 144A 5.125%, 1/18/33(2)	$ 275	$ 248
Blackstone Private Credit Fund 2.625%, 12/15/26	155	140
Blue Owl Credit Income Corp. 4.700%, 2/8/27	159	150
Blue Owl Finance LLC 144A 3.125%, 6/10/31(2)	245	202
BPCE S.A. 144A 7.003%, 10/19/34(2)	250	272
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(2)	120	112
Brookfield Finance, Inc. 6.350%, 1/5/34	230	245
Capital One Financial Corp. 2.359%, 7/29/32	330	250
Charles Schwab Corp. (The) Series H 4.000% (7)	285	225
Citadel LP 144A 4.875%, 1/15/27(2)	190	185
Citigroup, Inc.
3.980%, 3/20/30	495	470
6.174%, 5/25/34	167	173
Citizens Bank N.A. 2.250%, 4/28/25	250	239
Corebridge Financial, Inc. 6.875%, 12/15/52	360	359
Discover Bank 4.650%, 9/13/28	250	238
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)	345	317
Export-Import Bank Korea 5.125%, 1/11/33	230	239
Fifth Third Bancorp 4.337%, 4/25/33	155	144
First American Financial Corp. 4.000%, 5/15/30	210	189
Global Atlantic Fin Co. 144A 7.950%, 6/15/33(2)	142	157
Goldman Sachs Group, Inc. (The)
3.850%, 1/26/27	280	272
1.992%, 1/27/32	115	93
6.450%, 5/1/36	85	92
Huntington Bancshares, Inc. 2.550%, 2/4/30(6)	175	150
JPMorgan Chase & Co.
2.956%, 5/13/31	485	426
1.953%, 2/4/32	490	398
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(2)	100	94
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)	145	121
Liberty Mutual Insurance Co. 144A 8.500%, 5/15/25(2)	25	26
Lincoln National Corp. (3 month LIBOR + 2.040%) 7.717%, 4/20/67(5)	241	161
MetLife, Inc. Series G 3.850% (7)	195	185
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)	195	182
Morgan Stanley
3.950%, 4/23/27	345	335
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
6.342%, 10/18/33	$ 90	$ 97
5.948%, 1/19/38	152	154
MSCI, Inc. 144A 3.625%, 9/1/30(2)	191	173
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 8.562%, 4/30/43(5)	139	137
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)	110	103
NCR Atleos Corp. 144A 9.500%, 4/1/29(2)	77	82
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)	200	210
Northern Trust Corp. 6.125%, 11/2/32	135	145
Prudential Financial, Inc.
5.125%, 3/1/52	73	69
6.000%, 9/1/52	44	44
6.750%, 3/1/53	145	151
State Street Corp. 4.821%, 1/26/34	251	247
Synchrony Financial
4.875%, 6/13/25	45	44
3.700%, 8/4/26	59	55
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	345	299
Toronto-Dominion Bank (The) 8.125%, 10/31/82	235	245
UBS Group AG 144A 4.988%, 8/5/33(2)	220	213
USI, Inc. 144A 7.500%, 1/15/32(2)	25	26
Wells Fargo & Co.
5.389%, 4/24/34	140	141
Series BB 3.900%(7)	305	282
Series U 5.875%(5)(7)	90	89
Zions Bancorp NA 3.250%, 10/29/29	350	286
		13,156

Health Care—3.5%
Akumin, Inc. 144A 7.000%, 11/1/25(2)(9)	135	109
Amgen, Inc. 5.650%, 3/2/53	52	55
Bausch Health Cos., Inc.
144A 6.125%, 2/1/27(2)	20	14
144A 11.000%, 9/30/28(2)	77	56
144A 14.000%, 10/15/30(2)	14	8
Bio-Rad Laboratories, Inc. 3.700%, 3/15/32	163	147
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(6)	160	139
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(2)	195	184
Community Health Systems, Inc.
144A 6.875%, 4/15/29(2)	20	13
144A 6.125%, 4/1/30(2)	135	87
144A 4.750%, 2/15/31(2)	125	98
	Par Value(1)	Value

Health Care—continued
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	$ 260	$ 230
Endo Dac 144A 6.000%, 7/15/23(2)(3)	100	6
HCA, Inc.
5.625%, 9/1/28	90	92
5.500%, 6/1/33	225	229
Illumina, Inc. 2.550%, 3/23/31	245	207
IQVIA, Inc. 144A 5.700%, 5/15/28(2)	275	280
Lannett Co., Inc. 144A 7.750%, 4/15/26(2)(10)	50	3
LifePoint Health, Inc. 144A 9.875%, 8/15/30(2)	180	182
Medline Borrower LP 144A 5.250%, 10/1/29(2)	105	99
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(2)(9)	85	54
Surgery Center Holdings, Inc.
144A 6.750%, 7/1/25(2)	20	20
144A 10.000%, 4/15/27(2)	66	67
U.S. Acute Care Solutions LLC 144A 6.375%, 3/1/26(2)	165	138
Universal Health Services, Inc. 2.650%, 1/15/32	420	345
Viatris, Inc. 2.700%, 6/22/30	285	241
Zimmer Biomet Holdings, Inc. 3.550%, 3/20/30	205	186
		3,289

Industrials—3.3%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)	210	204
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	205	189
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)	188	182
Boeing Co. (The)
5.150%, 5/1/30	100	102
3.750%, 2/1/50	85	66
5.930%, 5/1/60	69	71
Chart Industries, Inc. 144A 9.500%, 1/1/31(2)	105	114
Concentrix Corp. 6.650%, 8/2/26	135	138
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)	345	293
Delta Air Lines Pass-Through Trust 2015-1, AA 3.625%, 1/30/29	186	175
GFL Environmental, Inc. 144A 6.750%, 1/15/31(2)	10	10
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)	115	106
Hertz Corp. (The) 144A 5.000%, 12/1/29(2)	120	98
Icahn Enterprises LP
6.250%, 5/15/26	75	72
5.250%, 5/15/27	25	23
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Industrials—continued
LBM Acquisition LLC 144A 6.250%, 1/15/29(2)	$ 110	$ 98
Neptune Bidco U.S., Inc. 144A 9.290%, 4/15/29(2)	80	75
Regal Rexnord Corp. 144A 6.400%, 4/15/33(2)	275	287
Sempra Global 144A 3.250%, 1/15/32(2)	297	244
SRS Distribution, Inc. 144A 6.125%, 7/1/29(2)	120	114
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	184	187
Veralto Corp. 144A 5.450%, 9/18/33(2)	195	202
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)(6)	95	80
		3,130

Information Technology—1.6%
Booz Allen Hamilton, Inc.
144A 3.875%, 9/1/28(2)	125	118
144A 4.000%, 7/1/29(2)	140	131
CommScope Technologies LLC 144A 6.000%, 6/15/25(2)	100	81
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)	30	29
144A 6.500%, 10/15/28(2)	40	36
Dell International LLC 8.100%, 7/15/36	258	317
GTCR W-2 Merger Sub LLC 144A 7.500%, 1/15/31(2)	84	89
Leidos, Inc. 2.300%, 2/15/31	285	239
Oracle Corp. 6.150%, 11/9/29	230	247
Viasat, Inc. 144A 5.625%, 9/15/25(2)	180	176
		1,463

Materials—2.6%
ArcelorMittal S.A. 6.800%, 11/29/32	195	211
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(2)	230	166
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)	260	244
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(2)	180	181
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(2)	200	202
FMG Resources August 2006 Pty Ltd. 144A 5.875%, 4/15/30(2)	95	94
Illuminate Buyer LLC 144A 9.000%, 7/1/28(2)	145	139
INEOS Quattro Finance 2 plc
144A 3.375%, 1/15/26(2)	97	92
144A 9.625%, 3/15/29(2)	200	213
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)	175	166
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(2)	90	91
	Par Value(1)	Value

Materials—continued
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(2)	$ 175	$ 175
Taseko Mines Ltd. 144A 7.000%, 2/15/26(2)	125	118
Teck Resources Ltd. 6.125%, 10/1/35	180	188
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(2)	170	167
WR Grace Holdings LLC 144A 5.625%, 8/15/29(2)	45	40
		2,487

Real Estate—1.5%
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)	225	202
EPR Properties
4.750%, 12/15/26	130	124
3.600%, 11/15/31	150	124
GLP Capital LP
5.250%, 6/1/25	110	110
3.250%, 1/15/32	24	20
6.750%, 12/1/33	105	113
MPT Operating Partnership LP 4.625%, 8/1/29	50	36
Office Properties Income Trust 4.500%, 2/1/25	277	217
Ontario Teachers’ Cadillac Fairview Properties Trust 144A 2.500%, 10/15/31(2)	200	162
VICI Properties LP
4.950%, 2/15/30	65	63
5.125%, 5/15/32	125	122
144A 4.625%, 6/15/25(2)	25	25
144A 5.750%, 2/1/27(2)	85	85
		1,403

Utilities—2.7%
CMS Energy Corp. 4.750%, 6/1/50	445	402
Electricite de France S.A. 144A 6.900%, 5/23/53(2)	200	226
Enel Finance International N.V. 144A 7.500%, 10/14/32(2)	200	228
Ferrellgas LP
144A 5.375%, 4/1/26(2)	45	44
144A 5.875%, 4/1/29(2)	45	42
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)	360	366
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)	306	323
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(2)	390	380
Southern Co. (The) Series 21-A 3.750%, 9/15/51	307	280
Sunnova Energy Corp. 144A 5.875%, 9/1/26(2)	155	132
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Vistra Corp. 144A 8.000% (2)(7)	$ 90	$ 90
		2,513

Total Corporate Bonds and Notes (Identified Cost $41,179)		38,950

Leveraged Loans—10.4%
Aerospace—0.8%
Amentum Government Services Holdings LLC (1 month Term SOFR + 4.000%) 9.358%, 2/15/29(5)	64	64
Brown Group Holding LLC (1 month Term SOFR + 2.850%) 8.206%, 6/7/28(5)	101	101
Dynasty Acquisition Co., Inc.
2023, Tranche B-1 (1 month Term SOFR + 4.000%) 9.356%, 8/24/28(5)	61	61
2023, Tranche B-2 (1 month Term SOFR + 4.000%) 9.356%, 8/24/28(5)	26	26
Kestrel Bidco, Inc. (1 month Term SOFR + 3.100%) 8.455%, 12/11/26(5)	84	83
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.770%, 6/21/27(5)	84	87
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 9.206%, 2/1/28(5)	159	159
TransDigm, Inc. Tranche I (3 month Term SOFR + 3.250%) 8.598%, 8/24/28(5)	135	136
		717

Chemicals—0.4%
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 9.206%, 11/8/27(5)	130	131
LSF11 A5 Holdco LLC (1 month Term SOFR + 4.350%) 9.706%, 10/15/28(5)	74	75
Nouryon Finance B.V. (3 month Term SOFR + 4.100%) 9.467%, 4/3/28(5)	80	80
Windsor Holdings III LLC Tranche B (1 month Term SOFR + 4.500%) 9.841%, 8/1/30(5)	125	125
		411

Consumer Non-Durables—0.4%
DS Parent, Inc.
Tranche B (1 month Term SOFR + 3.750%) 0.000%, 12/16/30(5)(11)	100	95
Tranche B (1 month Term SOFR + 5.850%) 11.206%, 12/8/28(5)	103	103
Kronos Acquisition Holdings, Inc. Tranche B-1 (3 month Term SOFR + 4.012%) 9.360%, 12/22/26(5)	139	139
Osmosis Buyer Ltd. 2023, Tranche B (1 month Term SOFR + 4.250%) 9.606%, 7/31/28(5)	45	45
		382

	Par Value(1)	Value

Energy—0.5%
Freeport LNG Investments LLP Tranche B (3 month Term SOFR + 3.500%) 9.079%, 12/21/28(5)	$ 100	$ 100
GIP Pilot Acquisition Partners LP (3 month Term SOFR + 3.000%) 8.388%, 10/4/30(5)	20	20
Hamilton Projects Acquiror LLC (1 month Term SOFR + 4.614%) 9.970%, 6/17/27(5)	89	89
Medallion Midland Acquisition LLC First Lien (3 month Term SOFR + 3.500%) 8.864%, 10/18/28(5)	78	78
Oryx Midstream Services Permian Basin LLC 2023 (1 month Term SOFR + 3.364%) 8.710%, 10/5/28(5)	47	47
Paragon Offshore Finance Co. (3 month LIBOR + 1.750%) 3.750%, 7/16/21(3)(10)	1	—
Traverse Midstream Partners LLC 2023, Tranche B (3 month Term SOFR + 3.850%) 9.240%, 2/16/28(5)	162	162
		496

Financials—0.5%
Acrisure LLC
2020, Tranche B (3 month LIBOR + 3.500%) 9.150%, 2/15/27(5)	90	90
2023, Tranche B (3 month Term SOFR + 4.500%) 9.888%, 10/18/30(5)	50	50
AssuredPartners, Inc.
2020 (1 month Term SOFR + 3.614%) 8.970%, 2/12/27(5)	40	40
2023 (1 month Term SOFR + 3.864%) 9.220%, 2/12/27(5)	10	10
Asurion LLC Tranche B-9 (1 month Term SOFR + 3.364%) 8.720%, 7/31/27(5)	97	96
Blackhawk Network Holdings, Inc. First Lien (3 month Term SOFR + 2.750%) 8.138%, 6/15/25(5)	83	83
Castlelake Aviation One Designated Activity Co. 2023 (3 month Term SOFR + 2.750%) 8.135%, 10/22/27(5)	99	99
		468

Food / Tobacco—0.8%
Chobani LLC 2023 (1 month Term SOFR + 3.750%) 9.112%, 10/25/27(5)	35	35
Del Monte Foods, Inc. (1 month Term SOFR + 4.350% - 3 month PRIME + 3.250%) 9.706% - 11.750%, 5/16/29(5)	89	83
Froneri U.S., Inc. Tranche B-2 (1 month Term SOFR + 2.350%) 7.706%, 1/29/27(5)	139	139
Naked Juice LLC (3 month Term SOFR + 3.350%) 8.698%, 1/24/29(5)	148	143
Pegasus Bidco B.V. Tranche B-2 (3 month Term SOFR + 4.250%) 9.630%, 7/12/29(5)	74	74
Shearer’s Foods LLC First Lien (1 month Term SOFR + 3.614%) 8.970%, 9/23/27(5)	98	98
Sigma Bidco B.V. Tranche B-7 (6 month Term SOFR + 4.910%) 0.000%, 1/2/28(5)(11)	100	98
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Food / Tobacco—continued
Triton Water Holdings, Inc. First Lien (3 month Term SOFR + 3.512%) 8.860%, 3/31/28(5)	$ 68	$ 67
		737

Forest Prod / Containers—0.2%
Mauser Packaging Solutions Holding Co. (1-3 month Term SOFR + 4.000%) 9.343% - 9.355%, 8/14/26(5)	75	75
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 8.720%, 3/3/28(5)	83	83
		158

Gaming / Leisure—0.5%
Caesars Entertainment, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.706%, 2/6/30(5)	55	55
Carnival Corp. (1 month Term SOFR + 3.000%) 8.357%, 8/9/27(5)	65	65
ECL Entertainment LLC Tranche B (1 month Term SOFR + 4.750%) 10.106%, 9/3/30(5)	65	65
J&J Ventures Gaming LLC (3 month Term SOFR + 4.262%) 9.610%, 4/26/28(5)	78	77
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 9.598%, 8/1/30(5)	25	25
Playa Hotels & Resorts B.V. (1 month Term SOFR + 3.250%) 8.608%, 1/5/29(5)	89	89
Raptor Acquisition Corp. Tranche B (3 month Term SOFR + 4.262%) 9.633%, 11/1/26(5)	34	35
UFC Holdings LLC Tranche B-3 (3 month Term SOFR + 3.012%) 8.399%, 4/29/26(5)	106	106
		517

Health Care—1.6%
Amneal Pharmaceuticals LLC (1 month Term SOFR + 5.500%) 10.856%, 5/4/28(5)	45	44
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 9.356%, 9/14/28(5)	45	45
Catalent Pharma Solutions, Inc. Tranche B-4 (1 month Term SOFR + 3.000%) 8.356%, 2/22/28(5)	10	10
CHG Healthcare Services, Inc. First Lien (1 month Term SOFR + 3.364%) 8.720%, 9/29/28(5)	123	123
Financiere Mendel Tranche B (3 month Term SOFR + 4.250%) 9.616%, 11/12/30(5)	25	25
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 9.448%, 10/1/27(5)	101	98
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 9.698%, 8/19/28(5)	66	66
IVC Acquisition Ltd. Tranche B-9 (3 month Term SOFR + 5.500%) 10.866%, 11/17/28(5)	60	60
Medline Borrower LP (1 month Term SOFR + 3.114%) 8.470%, 10/23/28(5)	139	139
	Par Value(1)	Value

Health Care—continued
Packaging Coordinators Midco, Inc. Tranche B, First Lien (3 month Term SOFR + 3.762%) 9.110%, 11/30/27(5)	$ 117	$ 117
Phoenix Guarantor, Inc. Tranche B-1 (1 month Term SOFR + 3.364%) 8.720%, 3/5/26(5)	272	272
Phoenix Newco, Inc. First Lien (1 month Term SOFR + 3.364%) 8.720%, 11/15/28(5)	49	49
Sotera Health Holdings LLC (1 month Term SOFR + 3.750%) 9.106%, 12/11/26(5)	40	40
Southern Veterinary Partners LLC First Lien (1 month Term SOFR + 4.114%) 9.470%, 10/5/27(5)	45	45
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 9.348%, 9/28/30(5)	100	99
Sunshine Luxembourg VII S.a.r.l. Tranche B-3 (3 month Term SOFR + 3.600%) 8.948%, 10/1/26(5)	58	58
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 9.895%, 11/20/26(5)	57	54
Viant Medical Holdings, Inc. First Lien (1 month Term SOFR + 3.864%) 9.220%, 7/2/25(5)	163	160
		1,504

Housing—0.1%
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.500%) 8.880%, 2/26/29(5)	100	99
SRS Distribution, Inc. 2022 (1 month Term SOFR + 3.600%) 8.956%, 6/2/28(5)	14	15
		114

Information Technology—1.4%
Applied Systems, Inc.
2026 (3 month Term SOFR + 4.500%) 9.848%, 9/18/26(5)	84	85
Second Lien (1 month Term SOFR + 6.750%) 12.098%, 9/17/27(5)	129	129
BMC Software 2028 (1 month Term SOFR + 4.250%) 9.606%, 12/29/28(5)	20	20
Central Parent LLC Tranche B (3 month Term SOFR + 4.000%) 9.348%, 7/6/29(5)	45	45
ConnectWise LLC (3 month Term SOFR + 3.614%) 8.963%, 9/29/28(5)	53	53
Epicor Software Corp.
Tranche C (1 month Term SOFR + 3.364%) 8.720%, 7/30/27(5)	105	105
Tranche D, First Lien (1 month Term SOFR + 3.750%) 9.106%, 7/30/27(5)	10	10
GTCR W Merger Sub LLC Tranche B (1 month Term SOFR + 3.000%) 0.000%, 9/20/30(5)(11)	40	40
Indicor Tranche B (3 month Term SOFR + 4.000%) 9.348%, 11/22/29(5)	65	65
Mosel Bidco SE Tranche B (3 month Term SOFR + 4.750%) 10.098%, 9/16/30(5)	43	43
NCR Atleos LLC Tranche B (1 month Term SOFR + 4.850%) 10.206%, 3/27/29(5)	100	99
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Polaris Newco LLC First Lien (1 month Term SOFR + 4.114%) 9.470%, 6/2/28(5)	$ 99	$ 98
Project Ruby Ultimate Parent Corp. First Lien (1 month Term SOFR + 3.364%) 8.720%, 3/10/28(5)	126	126
Proofpoint, Inc. (1 month Term SOFR + 3.364%) 8.720%, 8/31/28(5)	54	53
RealPage, Inc. First Lien (1 month Term SOFR + 3.114%) 8.470%, 4/24/28(5)	102	101
Sophia LP Tranche B (1 month Term SOFR + 3.600%) 8.956%, 10/7/27(5)	101	102
UKG, Inc.
2021, Second Lien (3 month Term SOFR + 5.350%) 10.764%, 5/3/27(5)	5	5
2021-2, First Lien (3 month Term SOFR + 3.350%) 8.764%, 5/4/26(5)	103	103
		1,282

Manufacturing—0.7%
Alliance Laundry Systems LLC Tranche B (3 month Term SOFR + 3.600%) 8.994%, 10/8/27(5)	80	80
Arcline FM Holdings LLC
First Lien (3 month Term SOFR + 5.012%) 10.360%, 6/23/28(5)	93	93
Second Lien (3 month Term SOFR + 8.512%) 13.860%, 6/25/29(5)	45	43
Chart Industries, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.691%, 3/15/30(5)	82	82
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.843%, 9/28/28(5)	105	105
Madison IAQ LLC (1 month Term SOFR + 3.364%) 8.701%, 6/21/28(5)	95	94
Safe Fleet Holdings LLC 2022 (1 month Term SOFR + 3.850%) 9.206%, 2/23/29(5)	34	34
Star U.S. Bidco LLC (1 month Term SOFR + 4.350%) 9.706%, 3/17/27(5)	95	95
		626

Media / Telecom - Broadcasting—0.0%
Terrier Media Buyer, Inc. 2021, Tranche B (3 month Term SOFR + 3.600%) 8.948%, 12/17/26(5)	45	41
Media / Telecom - Cable/Wireless Video—0.3%
DIRECTV Financing LLC (3 month Term SOFR + 5.262%) 10.650%, 8/2/27(5)	170	169
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 8.610%, 11/12/27(5)	89	88
		257

Media / Telecom - Diversified Media—0.2%
Century DE Buyer LLC (3 month Term SOFR + 4.000%) 9.390%, 10/30/30(5)	64	64
McGraw-Hill Education, Inc. (1 month Term SOFR + 4.864%) 10.220%, 7/28/28(5)	90	90
	Par Value(1)	Value

Media / Telecom - Diversified Media—continued
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 10.507%, 4/11/29(5)	$ 75	$ 68
		222

Metals / Minerals—0.0%
Arsenal Aic Parent LLC Tranche B (1 month Term SOFR + 4.500%) 9.856%, 8/19/30(5)	35	35
Retail—0.2%
CNT Holdings I Corp. First Lien (3 month Term SOFR + 3.500%) 8.926%, 11/8/27(5)	82	82
PetsMart LLC (1 month Term SOFR + 3.850%) 9.206%, 2/11/28(5)	83	82
		164

Service—1.3%
Ascend Learning LLC (1 month Term SOFR + 3.600%) 8.956%, 12/11/28(5)	94	92
DG Investment Intermediate Holdings 2, Inc. 2022 (1 month Term SOFR + 4.750%) 10.106%, 3/31/28(5)	90	89
DXP Enterprises, Inc. (3 month Term SOFR + 4.850%) 10.291%, 10/15/30(5)	45	45
Garda World Security Corp. Tranche B-2 (3 month Term SOFR + 4.350%) 9.725%, 10/30/26(5)	40	40
Grab Holdings, Inc. (1 month Term SOFR + 4.614%) 9.970%, 1/29/26(5)	43	43
Kuehg Corp. (3 month Term SOFR + 5.000%) 10.348%, 6/12/30(5)	90	90
NAB Holdings LLC First Lien (3 month Term SOFR + 2.900%) 8.248%, 11/23/28(5)	73	74
Omnia Partners LLC (3 month Term SOFR + 4.250%) 9.628%, 7/19/30(5)	91	92
Sedgwick Claims Management Services, Inc. 2023 (1 month Term SOFR + 3.750%) 9.106%, 2/24/28(5)	110	111
St. George’s University Scholastic Services LLC (1 month Term SOFR + 3.350%) 8.706%, 2/10/29(5)	102	102
The Hertz Corp. 2023 (1 month Term SOFR + 3.750%) 9.108%, 6/30/28(5)	90	90
Titan Acquisition Ltd. (1 month Term SOFR + 3.114%) 8.470%, 3/28/25(5)	100	100
TMF Sapphire Bidco B.V. Tranche B-2 (3 month Term SOFR + 5.000%) 10.414%, 5/3/28(5)	40	40
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 9.456%, 11/2/27(5)	100	96
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 8.220%, 3/24/28(5)	105	98
		1,202

See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value(1)	Value

Transportation - Automotive—0.4%
American Axle & Manufacturing, Inc. Tranche B, First Lien (1-3 month Term SOFR + 3.600%) 8.957% - 9.007%, 12/13/29(5)	$ 110	$ 110
Clarios Global LP 2023 (1 month Term SOFR + 3.750%) 9.106%, 5/6/30(5)	95	95
Mavis Tire Express Services Topco Corp. First Lien (1 month Term SOFR + 4.114%) 9.470%, 5/4/28(5)	95	95
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.012%) 9.395%, 10/28/27(5)	78	73
		373

Utilities—0.1%
Brookfield WEC Holdings, Inc. (1 month Term SOFR + 2.864%) 8.220%, 8/1/25(5)	101	101
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 4.250%) 9.606%, 8/7/29(5)	29	29
		130

Total Leveraged Loans (Identified Cost $9,745)		9,836

	Shares
Preferred Stocks—0.7%
Financials—0.7%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)	250 (12)	236
JPMorgan Chase & Co. Series HH, 4.600%	103 (12)	99
MetLife, Inc. Series D, 5.875%(6)	128 (12)	126
Truist Financial Corp. Series Q, 5.100%	225 (12)	204
		665

Total Preferred Stocks (Identified Cost $703)		665

Common Stocks—0.0%
Consumer Discretionary—0.0%
NMG Parent LLC(13)	271	27
West Marine(13)	150	— (14)
		27

Total Common Stocks (Identified Cost $15)		27

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp., 12/29/49(10)(13)	7,753	10
Total Rights (Identified Cost $7)		10

Total Long-Term Investments—98.4% (Identified Cost $97,664)		92,988

	Shares	Value

Securities Lending Collateral—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(15)(16)	630,651	$ 631
Total Securities Lending Collateral (Identified Cost $631)		631

TOTAL INVESTMENTS—99.1% (Identified Cost $98,295)		$93,619
Other assets and liabilities, net—0.9%		897
NET ASSETS—100.0%		$94,516

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BAM	Build America Municipal Insured
DAC	Designated Activity Company
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
NA	National Association
SOFR	Secured Overnight Financing Rate

Foreign Currencies:
BRL	Brazilian Real

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $51,140 or 54.1% of net assets.
(3)	Security in default; no interest payments are being received.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(6)	All or a portion of security is on loan.
(7)	No contractual maturity date.
(8)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(9)	Security in default; interest payments are being received.
(10)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(11)	This loan will settle after December 31, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(12)	Value shown as par value.
(13)	Non-income producing.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Newfleet Multi-Sector Intermediate Bond Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
(14)	Amount is less than $500 (not in thousands).
(15)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(16)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	83%
Canada	3
Mexico	2
United Kingdom	1
Netherlands	1
Chile	1
Indonesia	1
Other	8
Total	100%
† % of total investments as of December 31, 2023.
As of December 31, 2023, the Series had the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Omnia Partners LLC, (1 month Term SOFR + 4.250%) 0.000%, 7/19/30	$9	$9	$9	$— (1)

(1)	Amount is less than $500 (not in thousands).
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 3,329	$ —	$ 3,329	$—
Municipal Bonds	1,081	—	1,081	—
Foreign Government Securities	4,700	—	4,700	—
Mortgage-Backed Securities	19,302	—	19,302	—
Asset-Backed Securities	15,088	—	15,088	—
Corporate Bonds and Notes	38,950	—	38,947	3
Leveraged Loans	9,836	—	9,836	— (1)
Equity Securities:
Preferred Stocks	665	—	665	—
Common Stocks	27	—	27	—
Rights	10	—	—	10
Securities Lending Collateral	631	631	—	—
Total Investments	$93,619	$631	$92,975	$13

(1)	Includes internally fair valued security currently priced at zero ($0).
Securities held by the Series with an end of period value of $205 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended December 31, 2023.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Preferred Stock—2.4%
Health Care—2.4%
Sartorius AG, 0.450% (Germany)	8,675	$ 3,191
Total Preferred Stock (Identified Cost $3,091)		3,191

Common Stocks—96.5%
Communication Services—4.1%
Universal Music Group N.V. (Netherlands)	189,674	5,404
Consumer Discretionary—4.2%
MercadoLibre, Inc. (Argentina)(1)	1,732	2,722
Yum China Holdings, Inc. (China)	66,730	2,839
		5,561

Consumer Staples—22.2%
CP ALL PCL Foreign Shares (Thailand)	1,288,647	2,114
Diageo plc (United Kingdom)	101,434	3,693
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	43,824	5,713
Heineken N.V. (Netherlands)	40,330	4,093
L’Oreal S.A. (France)	9,856	4,903
Nestle S.A. Registered Shares (Switzerland)	40,109	4,650
Wal-Mart de Mexico SAB de C.V. (Mexico)	929,287	3,907
		29,073

Financials—15.9%
Adyen N.V. (Netherlands)(1)	1,984	2,555
AIA Group Ltd. (Hong Kong)	520,947	4,540
Aon plc Class A (United Kingdom)	17,854	5,196
HDFC Bank Ltd. ADR (India)	87,875	5,897
XP, Inc. Class A (Brazil)	100,211	2,613
		20,801

Health Care—20.0%
Alcon, Inc. (Switzerland)	63,000	4,922
ICON plc ADR (Ireland)(1)	14,913	4,221
Novo Nordisk A/S Sponsored ADR (Denmark)	59,874	6,194
Shandong Weigao Group Medical Polymer Co., Ltd. Class H (China)	2,808,770	2,737
STERIS plc (United States)	27,564	6,060
Sysmex Corp. (Japan)	37,729	2,103
		26,237

Industrials—9.0%
Canadian Pacific Kansas City Ltd. (Canada)	59,318	4,690
Experian plc (Ireland)	77,983	3,183
Recruit Holdings Co., Ltd. (Japan)	91,696	3,878
		11,751

Information Technology—14.6%
Atlassian Corp. Class A (United States)(1)	14,157	3,367
Dassault Systemes SE (France)	66,958	3,270
Infosys Ltd. Sponsored ADR (India)	256,251	4,710
	Shares	Value

Information Technology—continued
SAP SE Sponsored ADR (Germany)(2)	21,000	$ 3,246
Temenos AG Registered Shares (Switzerland)	49,091	4,566
		19,159

Materials—6.5%
Linde plc (United States)	11,111	4,563
Sika AG Registered Shares (Switzerland)	12,303	4,004
		8,567

Total Common Stocks (Identified Cost $101,255)		126,553

Total Long-Term Investments—98.9% (Identified Cost $104,346)		129,744

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(3)(4)	163,485	163
Total Securities Lending Collateral (Identified Cost $163)		163

TOTAL INVESTMENTS—99.0% (Identified Cost $104,509)		$129,907
Other assets and liabilities, net—1.0%		1,297
NET ASSETS—100.0%		$131,204

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
Switzerland	14%
United States	11
Netherlands	9
India	8
Mexico	7
United Kingdom	7
France	6
Other	38
Total	100%
† % of total investments as of December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

SGA International Growth Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stock	$ 3,191	$ 3,191
Common Stocks	126,553	126,553
Securities Lending Collateral	163	163
Total Investments	$129,907	$129,907
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—6.1%
U.S. Treasury Bonds
2.375%, 2/15/42	$ 305	$ 234
2.500%, 2/15/46	849	637
3.000%, 8/15/48	485	395
1.250%, 5/15/50	145	78
1.375%, 8/15/50	595	332
1.875%, 2/15/51	470	298
2.000%, 8/15/51	50	33
2.250%, 2/15/52	50	35
3.625%, 2/15/53	2,245	2,073
U.S. Treasury Notes
0.375%, 7/31/27	100	88
1.250%, 8/15/31	50	41
Total U.S. Government Securities (Identified Cost $5,118)		4,244

Municipal Bonds—1.9%
California—0.5%
San Diego County Regional Airport Authority Rental Car Center Project Series B - Taxable 5.594%, 7/1/43	255	252
Santa Clara Valley Water District Revenue Taxable, Series B 2.967%, 6/1/50	65	47
University of California Revenue Taxable, Series B-A 4.428%, 5/15/48	75	68
		367

Florida—0.3%
Broward County, Water & Sewer Utility Revenue, Series A 4.000%, 10/1/47	175	176
Idaho—0.1%
Idaho Health Facilities Authority, St. Luke’s Health System Revenue Taxable, Series B 5.020%, 3/1/48	90	85
Illinois—0.0%
Sales Tax Securitization Corp., Sales Tax Revenue, Second Lien, Series B (BAM Insured) 3.411%, 1/1/43	10	8
New York—0.4%
Metropolitan Transportation Authority, Sales Tax Revenue, Series A 5.000%, 11/15/45	210	232
Texas—0.2%
City of San Antonio, General Obligation Taxable 1.963%, 2/1/33	70	57
State of Texas, General Obligation Taxable 3.211%, 4/1/44	25	20
Texas Public Finance Authority Revenue Taxable 2.140%, 2/1/35	55	43
Texas Transportation Commission State Highway Fund Revenue Taxable 4.000%, 10/1/33	25	24
		144

	Par Value	Value

Virginia—0.4%
City of Bristol, General Obligation Taxable (State AID Withholding Insured) 4.210%, 1/1/42	$ 135	$ 119
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1 6.706%, 6/1/46	180	155
		274

Total Municipal Bonds (Identified Cost $1,420)		1,286

Foreign Government Securities—0.1%
Bolivarian Republic of Venezuela 9.375%, 1/13/34(1)	65	11
United Mexican States 4.750%, 3/8/44	54	46
Total Foreign Government Securities (Identified Cost $106)		57

Mortgage-Backed Securities—9.0%
Agency—2.9%
Federal Home Loan Mortgage Corporation Pool #SD8309 6.000%, 3/1/53	246	250
Federal National Mortgage Association
Pool #254007 6.500%, 10/1/31	1	1
Pool #835144 5.000%, 10/1/35	7	8
Pool #882224 6.000%, 9/1/36	1	1
Pool #914724 5.500%, 4/1/37	1	2
Pool #929637 5.500%, 6/1/38	1	1
Pool #940524 5.500%, 7/1/37	5	5
Pool #949301 6.000%, 10/1/37	2	2
Pool #975097 5.000%, 6/1/38	5	5
Pool #986012 5.500%, 6/1/38	2	2
Pool #991124 5.000%, 1/1/39	2	2
Pool #994322 6.000%, 1/1/39	1	1
Pool #994383 5.500%, 11/1/38	4	4
Pool #AA4418 4.500%, 3/1/39	3	3
Pool #AA4434 5.000%, 3/1/39	2	2
Pool #AA4436 6.000%, 3/1/39	3	3
Pool #FS4438 5.000%, 11/1/52	331	327
Pool #MA4785 5.000%, 10/1/52	759	752
Pool #MA4805 4.500%, 11/1/52	131	127
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #MA4980 6.000%, 4/1/53	$ 230	$ 233
Pool #MA5072 5.500%, 7/1/53	249	250
Government National Mortgage Association Pool #563381 6.500%, 11/15/31	5	5
		1,986

Non-Agency—6.1%
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(2)(3)	37	34
American Homes 4 Rent Trust
2015-SFR1, A 144A 3.467%, 4/17/52(2)	92	89
2015-SFR2, C 144A 4.691%, 10/17/52(2)	110	108
AMSR Trust
2020-SFR1, B 144A 2.120%, 4/17/37(2)	100	95
2020-SFR2, D 144A 3.282%, 7/17/37(2)	100	95
Angel Oak Mortgage Trust 2021-8, A1 144A 1.820%, 11/25/66(2)(3)	72	61
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(2)(3)	19	19
2019-2, A1 144A 3.347%, 4/25/49(2)(3)	35	33
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 6.281%, 3/15/37(2)(3)	100	93
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	63	64
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 7.260%, 4/15/37(2)(3)	115	113
BX Trust
2018-GW, B (1 month Term SOFR + 1.317%, Cap N/A, Floor 1.270%) 144A 6.679%, 5/15/35(2)(3)	125	123
2019-OC11, D 144A 3.944%, 12/9/41(2)(3)	80	70
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(2)(3)	21	19
2016-SH2, M2 144A 3.750%, 12/25/45(2)(3)	26	24
COLT Mortgage Loan Trust 2022-5, A1 144A 4.550%, 4/25/67(2)(3)	274	268
COMM Mortgage Trust 2020-CBM, B 144A 3.099%, 2/10/37(2)	70	67
CoreVest American Finance Trust 2020-1, A1 144A 1.832%, 3/15/50(2)	30	29
Credit Suisse Mortgage Capital Certificates 2019-ICE4, A (1 month Term SOFR + 1.027%, Cap N/A, Floor 0.980%) 144A 6.389%, 5/15/36(2)(3)	100	100
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(2)(3)	49	43
Extended Stay America Trust 2021-ESH, C (1 month Term SOFR + 1.814%, Cap N/A, Floor 1.700%) 144A 7.176%, 7/15/38(2)(3)	201	197
	Par Value	Value

Non-Agency—continued
FirstKey Homes Trust 2020-SFR2, B 144A 1.567%, 10/19/37(2)	$ 115	$ 107
GCAT Trust 2020-NQM1, A1 144A 2.247%, 1/25/60(2)(3)	9	9
Goldman Sachs Mortgage Securities Trust 2020-GC45, AS 3.173%, 2/13/53(3)	80	68
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(3)	92	93
INTOWN Mortgage Trust 2022-STAY, A (1 month Term SOFR + 2.489%, Cap N/A, Floor 2.489%) 144A 7.851%, 8/15/39(2)(3)	84	84
JPMBB Commercial Mortgage Securities Trust 2014-C18, AS 4.439%, 2/15/47(3)	109	108
JPMorgan Chase Mortgage Trust 2017-5, A1 144A 3.684%, 10/26/48(2)(3)	17	16
MetLife Securitization Trust 2017-1A, M1 144A 3.447%, 4/25/55(2)(3)	100	87
Mill City Mortgage Loan Trust 2019-1, M2 144A 3.500%, 10/25/69(2)(3)	100	88
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	225	214
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(2)(3)	20	19
2015-2A, A1 144A 3.750%, 8/25/55(2)(3)	33	32
2016-1A, A1 144A 3.750%, 3/25/56(2)(3)	14	13
2016-3A, A1 144A 3.750%, 9/25/56(2)(3)	18	17
2016-3A, B1 144A 4.000%, 9/25/56(2)(3)	72	67
2016-4A, A1 144A 3.750%, 11/25/56(2)(3)	52	49
2016-4A, B1A 144A 4.500%, 11/25/56(2)(3)	69	66
2021-NQ2R, A1 144A 0.941%, 10/25/58(2)(3)	27	25
2022-NQM2, A1 144A 3.079%, 3/27/62(2)(3)	84	77
2016-2A, A1 144A 3.750%, 11/26/35(2)(3)	40	38
NLT Trust 2021-INV2, A1 144A 1.162%, 8/25/56(2)(3)	72	60
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(2)	100	90
Provident Funding Mortgage Trust 2019-1, A2 144A 3.000%, 12/25/49(2)(3)	17	15
Residential Mortgage Loan Trust
2019-2, A1 144A 2.913%, 5/25/59(2)(3)	1	1
2020-1, A1 144A 2.376%, 1/26/60(2)(3)	99	94
SG Residential Mortgage Trust 2021-1, A3 144A 1.560%, 7/25/61(2)(3)	31	24
Towd Point Mortgage Trust
2016-3, M1 144A 3.500%, 4/25/56(2)(3)	95	93
2018-2, A2 144A 3.500%, 3/25/58(2)(3)	140	132
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Non-Agency—continued
2018-6, A1A 144A 3.750%, 3/25/58(2)(3)	$ 48	$ 47
2018-6, A2 144A 3.750%, 3/25/58(2)(3)	110	97
2019-4, A2 144A 3.250%, 10/25/59(2)(3)	100	88
2021-1, A2 144A 2.750%, 11/25/61(2)(3)	100	81
2023-1, A1 144A 3.750%, 1/25/63(2)	89	84
Tricon American Homes Trust 2019-SFR1, C 144A 3.149%, 3/17/38(2)	100	95
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	100	91
VCAT LLC
2021-NPL2, A1 144A 2.115%, 3/27/51(2)(3)	40	40
2021-NPL3, A1 144A 1.743%, 5/25/51(2)(3)	49	47
Visio Trust
2019-2, A1 144A 2.722%, 11/25/54(2)(3)	51	48
2020-1R, A2 144A 1.567%, 11/25/55(2)	23	20
		4,268

Total Mortgage-Backed Securities (Identified Cost $6,516)		6,254

Asset-Backed Securities—4.3%
Automobiles—2.2%
American Credit Acceptance Receivables Trust
2021-3, C 144A 0.980%, 11/15/27(2)	14	14
2022-1, D 144A 2.460%, 3/13/28(2)	55	53
AmeriCredit Automobile Receivables Trust 2020-3, C 1.060%, 8/18/26	85	82
Arivo Acceptance Auto Loan Receivables Trust 2022-2A, A 144A 6.900%, 1/16/29(2)	33	33
Avid Automobile Receivables Trust 2023-1, A 144A 6.630%, 7/15/26(2)	18	18
Avis Budget Rental Car Funding LLC (AESOP) 2022-5A, A 144A 6.120%, 4/20/27(2)	42	43
BOF URSA VI Funding Trust I 2023-CAR2, A2 144A 5.542%, 10/27/31(2)	89	89
Carvana Auto Receivables Trust
2021-N2, C 1.070%, 3/10/28	18	17
2023-N1, C 144A 5.920%, 7/10/29(2)	93	93
2023-N4, C 144A 6.590%, 2/11/30(2)	70	71
CPS Auto Receivables Trust 2019-D, E 144A 3.860%, 10/15/25(2)	46	46
DT Auto Owner Trust 2023-1A, B 144A 5.190%, 10/16/28(2)	51	51
Exeter Automobile Receivables Trust 2023-2A, B 5.610%, 9/15/27	65	65
	Par Value	Value

Automobiles—continued
FHF Trust 2023-1A, A2 144A 6.570%, 6/15/28(2)	$ 71	$ 71
First Investors Auto Owner Trust 2022-1A, C 144A 3.130%, 5/15/28(2)	55	52
Flagship Credit Auto Trust 2020-3, C 144A 1.730%, 9/15/26(2)	56	54
Foursight Capital Automobile Receivables Trust 2022-1, B 144A 2.150%, 5/17/27(2)	45	43
GLS Auto Receivables Issuer Trust
2022-2A, D 144A 6.150%, 4/17/28(2)	50	50
2023-1A, B 144A 6.190%, 6/15/27(2)	49	49
LAD Auto Receivables Trust 2023-4A, C 144A 6.760%, 3/15/29(2)	62	63
Lendbuzz Securitization Trust 2022-1A, A 144A 4.220%, 5/17/27(2)	46	45
Lobel Automobile Receivables Trust 2023-1, A 144A 6.970%, 7/15/26(2)	44	45
Oscar U.S. Funding XV LLC 2023-1A, A3 144A 5.810%, 12/10/27(2)	130	130
Porsche Financial Auto Securitization Trust 2023-2A, A2A 144A 5.880%, 11/23/26(2)	50	50
Santander Drive Auto Receivables Trust 2022-7, A2 5.810%, 1/15/26	20	19
Tesla Auto Lease Trust 2023-A, B 144A 6.410%, 7/20/27(2)	65	66
Tricolor Auto Securitization Trust 2023-1A, B 144A 6.840%, 11/16/26(2)	50	50
Westlake Automobile Receivables Trust
2020-3A, C 144A 1.240%, 11/17/25(2)	1	1
2023-1A, C 144A 5.740%, 8/15/28(2)	50	50
		1,513

Consumer Loans—0.2%
Affirm Asset Securitization Trust 2023-B, A 144A 6.820%, 9/15/28(2)	62	63
Marlette Funding Trust 2023-2A, B 144A 6.540%, 6/15/33(2)	79	80
		143

Credit Card—0.2%
Avant Credit Card Master Trust 2021-1A, A 144A 1.370%, 4/15/27(2)	60	57
Discover Card Execution Note Trust 2023-A2, A 4.930%, 6/15/28	80	81
		138

Other—1.7%
Amur Equipment Finance Receivables IX LLC 2021-1A, C 144A 1.750%, 6/21/27(2)	57	55
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(2)	76	70
Arby’s Funding LLC 2020-1A, A2 144A 3.237%, 7/30/50(2)	73	66
Arm Master Trust LLC 2023-T1, A 144A 6.562%, 2/17/25(2)	29	29
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Other—continued
Auxilior Term Funding LLC 2023-1A, C 144A 6.500%, 11/15/30(2)	$ 60	$ 61
BXG Receivables Note Trust
2017-A, A 144A 2.950%, 10/4/32(2)	22	22
2023-A, A 144A 5.770%, 11/15/38(2)	71	71
Cajun Global LLC 2021-1, A2 144A 3.931%, 11/20/51(2)	49	43
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(2)	50	50
CF Hippolyta Issuer LLC 2020-1, A1 144A 1.690%, 7/15/60(2)	90	83
Dext ABS LLC
2020-1, B 144A 1.920%, 11/15/27(2)	12	12
2023-1, A2 144A 5.990%, 3/15/32(2)	40	40
Foundation Finance Trust
2023-1A, A 144A 5.670%, 12/15/43(2)	67	67
2023-2A, A 144A 6.530%, 6/15/49(2)	70	71
Hilton Grand Vacations Trust 2022-2A, C 144A 5.570%, 1/25/37(2)	38	37
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(2)	79	75
MVW LLC
2020-1A, A 144A 1.740%, 10/20/37(2)	34	32
2023-1A, B 144A 5.420%, 10/20/40(2)	67	67
MVW Owner Trust 2019-1A, A 144A 2.890%, 11/20/36(2)	79	76
NMEF Funding LLC 2022-A, B 144A 3.350%, 10/16/28(2)	45	44
Octane Receivables Trust 2023-3A, B 144A 6.480%, 7/20/29(2)	62	63
Orange Lake Timeshare Trust 2019-A, B 144A 3.360%, 4/9/38(2)	19	18
Pawneee Equipment Receivables LLC 2022-1, B 144A 5.400%, 7/17/28(2)	45	44
		1,196

Total Asset-Backed Securities (Identified Cost $3,033)		2,990

Corporate Bonds and Notes—12.5%
Communication Services—0.5%
AT&T, Inc. 5.400%, 2/15/34	75	77
CCO Holdings LLC 144A 4.750%, 3/1/30(2)	60	55
Level 3 Financing, Inc. 144A 4.250%, 7/1/28(2)	45	22
Sprint Capital Corp. 8.750%, 3/15/32	55	68
T-Mobile USA, Inc. 3.875%, 4/15/30	55	52
	Par Value	Value

Communication Services—continued
Vodafone Group plc 5.625%, 2/10/53	$ 105	$ 106
		380

Consumer Discretionary—0.8%
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)	200	198
Clarios Global LP 144A 6.750%, 5/15/28(2)	5	5
Ford Motor Co.
3.250%, 2/12/32	26	22
4.750%, 1/15/43	15	12
Genuine Parts Co. 6.875%, 11/1/33	75	83
MDC Holdings, Inc. 3.966%, 8/6/61	105	68
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)	44	40
Nissan Motor Acceptance Co. LLC 144A 7.050%, 9/15/28(2)	45	48
Tapestry, Inc. 7.850%, 11/27/33	70	75
		551

Consumer Staples—0.5%
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	55	54
Anheuser-Busch InBev Worldwide, Inc. 5.550%, 1/23/49	25	27
BAT Capital Corp. 7.750%, 10/19/32	72	81
Church & Dwight Co., Inc. 5.000%, 6/15/52	95	95
Pilgrim’s Pride Corp. 6.250%, 7/1/33	53	55
		312

Energy—0.8%
BP Capital Markets plc 4.875% (4)	95	90
Civitas Resources, Inc. 144A 8.750%, 7/1/31(2)	30	32
Columbia Pipelines Operating Co. LLC
144A 6.036%, 11/15/33(2)	30	31
144A 6.544%, 11/15/53(2)	20	22
144A 6.714%, 8/15/63(2)	10	11
DT Midstream, Inc. 144A 4.125%, 6/15/29(2)	50	46
Enbridge, Inc. 7.625%, 1/15/83	80	80
Energy Transfer LP Series H 6.500% (4)	25	24
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)	80	66
Kinder Morgan, Inc.
4.300%, 6/1/25	45	45
7.750%, 1/15/32	35	40
Occidental Petroleum Corp. 6.125%, 1/1/31	50	52
Viper Energy, Inc. 144A 7.375%, 11/1/31(2)	5	5
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Energy—continued
Western Midstream Operating LP 5.250%, 2/1/50	$ 45	$ 40
		584

Financials—4.7%
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 8.579%, 8/15/53(3)	80	79
American Express Co. 5.625%, 7/28/34	60	62
Ares Finance Co. LLC 144A 4.000%, 10/8/24(2)	80	78
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)	65	52
Bank of America Corp.
2.687%, 4/22/32	245	207
2.482%, 9/21/36	160	127
Bank of New York Mellon Corp. (The)
5.834%, 10/25/33	40	42
Series G 4.700%(4)	105	102
Blackstone Private Credit Fund 2.625%, 12/15/26	39	35
Blue Owl Credit Income Corp. 4.700%, 2/8/27	32	30
Blue Owl Finance LLC 144A 3.125%, 6/10/31(2)	70	58
Brookfield Finance, Inc. 6.350%, 1/5/34	60	64
Capital One Financial Corp. 2.359%, 7/29/32	118	89
Charles Schwab Corp. (The)
6.136%, 8/24/34	35	37
Series H 4.000%(4)	70	55
Citadel LP 144A 4.875%, 1/15/27(2)	50	49
Citigroup, Inc.
3.980%, 3/20/30	145	138
6.270%, 11/17/33	70	75
Corebridge Financial, Inc. 6.875%, 12/15/52	85	85
Discover Financial Services 6.700%, 11/29/32	55	58
Fifth Third Bancorp 4.337%, 4/25/33	75	70
First American Financial Corp. 4.000%, 5/15/30	60	54
Goldman Sachs Group, Inc. (The)
3.102%, 2/24/33	155	133
6.450%, 5/1/36	55	59
JPMorgan Chase & Co.
5.717%, 9/14/33	65	67
1.953%, 2/4/32	265	215
KeyCorp 4.789%, 6/1/33	45	41
Ladder Capital Finance Holdings LLLP 144A 4.250%, 2/1/27(2)	25	24
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)	30	25
Lincoln National Corp. (3 month LIBOR + 2.040%) 7.717%, 4/20/67(3)	67	45
	Par Value	Value

Financials—continued
MetLife, Inc. Series G 3.850% (4)(5)	$ 60	$ 57
Morgan Stanley
5.948%, 1/19/38	65	66
6.375%, 7/24/42	160	185
MSCI, Inc. 144A 3.625%, 9/1/30(2)	62	56
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 8.562%, 4/30/43(3)	41	41
Northern Trust Corp.
3.375%, 5/8/32	55	51
6.125%, 11/2/32	25	27
OneMain Finance Corp. 6.875%, 3/15/25	55	56
Prudential Financial, Inc.
6.000%, 9/1/52	25	25
6.750%, 3/1/53	55	57
State Street Corp.
4.164%, 8/4/33	55	52
4.821%, 1/26/34	56	55
Synchrony Financial 3.700%, 8/4/26	45	42
Texas Capital Bancshares, Inc. 4.000%, 5/6/31	55	48
Wells Fargo & Co.
4.897%, 7/25/33	105	102
6.491%, 10/23/34	15	16
Series BB 3.900%(4)	65	60
		3,251

Health Care—1.3%
Amgen, Inc.
5.250%, 3/2/33	31	32
5.650%, 3/2/53	26	27
Bio-Rad Laboratories, Inc.
3.300%, 3/15/27	32	30
3.700%, 3/15/32	25	23
Catalent Pharma Solutions, Inc. 144A 3.500%, 4/1/30(2)(5)	155	135
CVS Health Corp. 5.875%, 6/1/53	69	73
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30	110	97
GE HealthCare Technologies, Inc. 5.857%, 3/15/30	100	105
HCA, Inc. 5.250%, 6/15/49	85	79
Illumina, Inc. 2.550%, 3/23/31	127	107
IQVIA, Inc. 144A 6.250%, 2/1/29(2)	55	57
Royalty Pharma plc
2.150%, 9/2/31(5)	35	29
3.350%, 9/2/51	40	27
Universal Health Services, Inc. 2.650%, 1/15/32	125	103
		924

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Industrials—1.3%
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)	$ 96	$ 93
Avolon Holdings Funding Ltd. 144A 4.375%, 5/1/26(2)	90	87
Boeing Co. (The)
5.805%, 5/1/50	40	41
5.930%, 5/1/60	53	55
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 9/15/36(2)	83	71
Concentrix Corp. 6.650%, 8/2/26	35	36
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)	95	81
Delta Air Lines Pass-Through Trust 2015-1, AA 3.625%, 1/30/29	81	77
Regal Rexnord Corp. 144A 6.400%, 4/15/33(2)	74	77
Science Applications International Corp. 144A 4.875%, 4/1/28(2)	45	43
Sempra Global 144A 3.250%, 1/15/32(2)	93	76
UL Solutions, Inc. 144A 6.500%, 10/20/28(2)	60	63
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	34	35
Veralto Corp. 144A 5.450%, 9/18/33(2)	95	98
		933

Information Technology—0.5%
Booz Allen Hamilton, Inc.
144A 3.875%, 9/1/28(2)	35	33
144A 4.000%, 7/1/29(2)	55	52
Consensus Cloud Solutions, Inc. 144A 6.500%, 10/15/28(2)	20	18
Dell International LLC 8.100%, 7/15/36	60	74
Leidos, Inc. 2.300%, 2/15/31	95	79
Oracle Corp.
5.550%, 2/6/53	40	40
3.850%, 4/1/60	30	22
		318

Materials—0.4%
ArcelorMittal S.A. 6.800%, 11/29/32	50	54
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)	65	61
Celanese U.S. Holdings LLC 3.500%, 5/8/24	62	61
FMG Resources August 2006 Pty Ltd. 144A 5.875%, 4/15/30(2)	30	30
Glencore Funding LLC 144A 2.850%, 4/27/31(2)	75	65
		271

Real Estate—0.5%
EPR Properties 4.750%, 12/15/26	90	86
	Par Value	Value

Real Estate—continued
GLP Capital LP
3.250%, 1/15/32	$ 6	$ 5
6.750%, 12/1/33	70	76
MPT Operating Partnership LP
4.625%, 8/1/29	10	7
3.500%, 3/15/31	30	19
Service Properties Trust 4.500%, 3/15/25	55	54
VICI Properties LP
4.950%, 2/15/30	50	48
5.125%, 5/15/32	65	63
		358

Utilities—1.2%
Black Hills Corp. 6.150%, 5/15/34	60	63
Brooklyn Union Gas Co. (The) 144A 4.866%, 8/5/32(2)	105	98
CMS Energy Corp. 4.750%, 6/1/50	60	54
Entergy Texas, Inc. 5.800%, 9/1/53	65	70
Exelon Corp. 5.600%, 3/15/53	90	91
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)	75	76
New York State Electric & Gas Corp. 144A 5.850%, 8/15/33(2)	50	52
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)	85	90
Puget Energy, Inc.
2.379%, 6/15/28	59	53
4.224%, 3/15/32	27	24
Southern Co. (The) Series 21-A 3.750%, 9/15/51	94	86
Vistra Corp. 144A 8.000% (2)(4)	45	45
		802

Total Corporate Bonds and Notes (Identified Cost $8,852)		8,684

Leveraged Loans—1.1%
Aerospace—0.1%
Brown Group Holding LLC (1 month Term SOFR + 2.850%) 8.206%, 6/7/28(3)	31	32
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.770%, 6/21/27(3)	14	14
TransDigm, Inc. Tranche I (3 month Term SOFR + 3.250%) 8.598%, 8/24/28(3)	21	21
		67

Chemicals—0.1%
Ineos Finance plc 2027 (1 month Term SOFR + 3.850%) 9.206%, 11/8/27(3)	56	56
Nouryon Finance B.V. (3 month Term SOFR + 4.100%) 9.467%, 4/3/28(3)	10	10
		66

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Consumer Durables—0.0%
Resideo Funding, Inc. Tranche B (1 month Term SOFR + 2.364%) 7.715%, 2/11/28(3)	$ — (6)	$ — (6)
Energy—0.0%
Oryx Midstream Services Permian Basin LLC 2023 (1 month Term SOFR + 3.364%) 8.710%, 10/5/28(3)	24	24
Paragon Offshore Finance Co. (3 month LIBOR + 1.750%) 3.750%, 7/16/21(1)(7)	— (6)	—
		24

Financials—0.0%
Citadel Securities LP Tranche B (1 month Term SOFR + 2.614%) 7.970%, 7/29/30(3)	23	23
Finco I LLC 2023 (3 month Term SOFR + 3.000%) 8.383%, 6/27/29(3)	5	5
		28

Food / Tobacco—0.1%
Del Monte Foods, Inc. (1 month Term SOFR + 4.350% - 3 month PRIME + 3.250%) 9.706% - 11.750%, 5/16/29(3)	40	37
Gaming / Leisure—0.2%
Flutter Entertainment Public Ltd Co. Tranche B (3 month Term SOFR + 2.350%) 7.698%, 11/25/30(3)	30	30
Hilton Worldwide Finance LLC Tranche B-4 (1 month Term SOFR + 2.000%) 7.455%, 11/6/30(3)	15	15
Scientific Games International, Inc. Tranche B (1 month Term SOFR + 3.100%) 8.465%, 4/16/29(3)	50	50
UFC Holdings LLC Tranche B-3 (3 month Term SOFR + 3.012%) 8.399%, 4/29/26(3)	19	19
		114

Health Care—0.1%
CHG Healthcare Services, Inc. First Lien (1 month Term SOFR + 3.364%) 8.720%, 9/29/28(3)	30	30
Perrigo Investments LLC Tranche B (1 month Term SOFR + 2.350%) 7.706%, 4/20/29(3)	20	20
		50

Housing—0.0%
84 Lumber Co. (1 month Term SOFR + 2.850%) 8.206%, 11/15/30(3)	5	5
Standard Industries, Inc. (1 month Term SOFR + 2.364%) 7.721%, 9/22/28(3)	21	21
Summit Materials LLC Tranche B-2 (3 month Term SOFR + 2.500%) 0.000%, 11/30/28(3)(8)	5	5
		31

	Par Value	Value

Information Technology—0.1%
CCC Intelligent Solutions, Inc. Tranche B (1 month Term SOFR + 2.364%) 7.720%, 9/21/28(3)	$ 20	$ 20
Go Daddy Operating Co. LLC Tranche B-5 (1 month Term SOFR + 2.500%) 7.856%, 11/9/29(3)	15	15
GTCR W Merger Sub LLC Tranche B (1 month Term SOFR + 3.000%) 0.000%, 9/20/30(3)(8)	15	15
Iron Mountain Information Management LLC Tranche B (1 month Term SOFR + 2.250%) 7.607%, 1/31/31(3)	15	15
Open Text Corp. Tranche B (1 month Term SOFR + 2.850%) 8.206%, 1/31/30(3)	14	14
Uber Technologies, Inc. 2023 (3 month Term SOFR + 2.750%) 8.135%, 3/3/30(3)	24	24
		103

Media / Telecom - Cable/Wireless Video—0.1%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 8.606%, 9/18/30(3)	40	40
Eagle Broadband Investments LLC (3 month Term SOFR + 3.262%) 8.610%, 11/12/27(3)	25	24
		64

Retail—0.0%
Peer Holding III B.V. Tranche B-4 (3 month Term SOFR + 3.250%) 0.000%, 10/28/30(3)(8)	15	15
Service—0.1%
NAB Holdings LLC First Lien (3 month Term SOFR + 2.900%) 8.248%, 11/23/28(3)	49	49
Titan Acquisition Ltd. (3 month LIBOR + 3.000%) 8.731%, 3/28/25(3)	25	25
		74

Transportation - Automotive—0.1%
Clarios Global LP 2023 (1 month Term SOFR + 3.750%) 9.106%, 5/6/30(3)	45	45
Utilities—0.1%
Brookfield WEC Holdings, Inc. (1 month Term SOFR + 2.864%) 8.220%, 8/1/25(3)	49	49
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 4.250%) 9.606%, 8/7/29(3)	10	10
		59

Total Leveraged Loans (Identified Cost $773)		777

See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Shares	Value
Preferred Stocks—0.2%
Financials—0.2%
JPMorgan Chase & Co. Series HH, 4.600%	30 (9)	$ 29
MetLife, Inc. Series D, 5.875%(5)	40 (9)	39
Truist Financial Corp. Series Q, 5.100%	90 (9)	82
		150

Total Preferred Stocks (Identified Cost $152)		150

Common Stocks—62.9%
Communication Services—7.7%
Adevinta ASA(10)	14,017	155
Auto Trader Group plc	48,115	442
Baltic Classifieds Group plc	263,006	793
CTS Eventim AG & Co. KGaA	3,221	223
Dayamitra Telekomunikasi PT	6,944,000	318
Infrastrutture Wireless Italiane SpA	6,343	80
Meta Platforms, Inc. Class A(10)	3,098	1,097
Netflix, Inc.(10)	1,413	688
New Work SE	1,355	118
Rightmove plc	73,365	538
Trade Desk, Inc. (The) Class A(10)	12,826	923
		5,375

Consumer Discretionary—10.8%
Airbnb, Inc. Class A(10)	4,694	639
Allegro.eu S.A.(10)	39,036	331
Amazon.com, Inc.(10)	12,397	1,884
AutoZone, Inc.(10)	201	520
Home Depot, Inc. (The)	1,746	605
Marriott International, Inc. Class A	4,452	1,004
Max Stock Ltd.	37,667	72
MercadoLibre, Inc.(10)	421	662
Mercari, Inc.(10)	9,300	172
NIKE, Inc. Class B	7,601	825
Ross Stores, Inc.	4,935	683
Victorian Plumbing Group plc	80,914	94
		7,491

Consumer Staples—2.6%
Anhui Gujing Distillery Co., Ltd. Class B	8,800	134
Estee Lauder Cos., Inc. (The) Class A	2,263	331
Heineken Malaysia Bhd	57,700	303
McCormick & Co., Inc. Non-voting Shares	5,651	386
Monster Beverage Corp.(10)	12,027	693
		1,847

Energy—0.8%
Devon Energy Corp.	3,642	165
Pason Systems, Inc.	13,634	166
Schlumberger N.V.	4,808	250
		581

Financials—8.2%
AJ Bell plc	87,594	350
Block, Inc. Class A(10)	6,696	518
FinecoBank Banca Fineco SpA	22,228	333
Gruppo MutuiOnline SpA	10,101	356
Hypoport SE(10)	1,031	201
	Shares	Value

Financials—continued
Mortgage Advice Bureau Holdings Ltd.	33,989	$ 355
Nordnet AB publ	7,041	120
Progressive Corp. (The)	5,048	804
S&P Global, Inc.	1,228	541
Visa, Inc. Class A	8,071	2,101
VNV Global AB(10)	17,779	37
		5,716

Health Care—5.3%
Danaher Corp.	2,693	623
Eli Lilly & Co.	1,395	813
Haw Par Corp., Ltd.	58,000	428
IDEXX Laboratories, Inc.(10)	681	378
Mettler-Toledo International, Inc.(10)	230	279
Zoetis, Inc. Class A	5,968	1,178
		3,699

Industrials—7.5%
CAE, Inc.(10)	12,403	268
Enento Group Oyj(10)	4,714	101
Equifax, Inc.	2,433	602
Fair Isaac Corp.(10)	1,001	1,165
Haitian International Holdings Ltd.	106,981	265
Howden Joinery Group plc	34,327	356
Knorr-Bremse AG	3,018	196
MEITEC Group Holdings, Inc.	15,000	301
MTU Aero Engines AG	1,393	300
Paycom Software, Inc.	1,928	398
S-1 Corp.	5,123	239
Uber Technologies, Inc.(10)	16,208	998
		5,189

Information Technology—16.5%
Accenture plc Class A	2,243	787
Alten S.A.	1,867	278
Amphenol Corp. Class A	13,910	1,379
BILL Holdings, Inc.(10)	5,764	470
Bouvet ASA	44,912	269
Brockhaus Technologies AG(10)	1,946	56
Cadence Design Systems, Inc.(10)	1,367	372
FDM Group Holdings plc	44,901	262
Gartner, Inc.(10)	902	407
MongoDB, Inc. Class A(10)	2,167	886
NVIDIA Corp.	6,276	3,108
Roper Technologies, Inc.	1,564	853
Shopify, Inc. Class A(10)	7,074	551
Snowflake, Inc. Class A(10)	3,386	674
Workday, Inc. Class A(10)	3,971	1,096
		11,448

Materials—1.7%
Corp. Moctezuma SAB de C.V.	76,431	338
Ecolab, Inc.	3,128	620
Forterra plc	50,581	114
Ibstock plc	55,796	108
		1,180

Real Estate—1.8%
CoStar Group, Inc.(10)	9,456	826
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Shares	Value

Real Estate—continued
Prologis, Inc.	3,104	$ 414
		1,240

Total Common Stocks (Identified Cost $25,577)		43,766

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp., 12/29/49(7)(10)	1,084	1
Total Rights (Identified Cost $1)		1

Total Long-Term Investments—98.1% (Identified Cost $51,548)		68,209

Securities Lending Collateral—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(11)(12)	139,273	139
Total Securities Lending Collateral (Identified Cost $139)		139

TOTAL INVESTMENTS—98.3% (Identified Cost $51,687)		$68,348
Other assets and liabilities, net—1.7%		1,179
NET ASSETS—100.0%		$69,527

Abbreviations:
ABS	Asset-Backed Securities
BAM	Build America Municipal Insured
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LLLP	Limited Liability Limited Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security in default; no interest payments are being received.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $8,964 or 12.9% of net assets.
(3)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	No contractual maturity date.
(5)	All or a portion of security is on loan.
(6)	Amount is less than $500 (not in thousands).
(7)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(8)	This loan will settle after December 31, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Non-income producing.
(11)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(12)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	84%
United Kingdom	4
Germany	2
Lithuania	1
Italy	1
Canada	1
Brazil	1
Other	6
Total	100%
† % of total investments as of December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements

Strategic Allocation Series
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Series’ investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 4,244	$ —	$ 4,244	$—
Municipal Bonds	1,286	—	1,286	—
Foreign Government Securities	57	—	57	—
Mortgage-Backed Securities	6,254	—	6,254	—
Asset-Backed Securities	2,990	—	2,990	—
Corporate Bonds and Notes	8,684	—	8,684	—
Leveraged Loans	777	—	777	— (1)
Equity Securities:
Preferred Stocks	150	—	150	—
Common Stocks	43,766	43,766	—	—
Rights	1	—	—	1
Securities Lending Collateral	139	139	—	—
Total Investments	$68,348	$43,905	$24,442	$ 1

(1)	Includes internally fair valued security currently priced at zero ($0).
Security held by the Series with an end of period value of $11 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Series’ investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended December 31, 2023.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Assets
Investment in securities at value(1)(2)	$ 91,658	$ 224,387	$ 85,907	$ 86,789
Cash	1,616	1,894	2,108	1,602
Receivables
Investment securities sold	—	—	—	147
Series shares sold	90	71	75	333
Dividends	394	78	90	29
Tax reclaims	—	—	133	—
Securities lending income	—	—	3	— (a)
Prepaid expenses	1	1	1	1
Other assets	208	512	190	197
Total assets	93,967	226,943	88,507	89,098
Liabilities
Payables
Series shares repurchased	35	53	17	11
Collateral on securities loaned	—	—	4,546	—
Investment advisory fees	51	118	36	51
Distribution and service fees	17	47	17	17
Administration and accounting fees	9	20	8	8
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	29	27	26	26
Trustee deferred compensation plan	208	512	190	197
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	21	48	23	21
Total liabilities	370	825	4,863	331
Net Assets	$ 93,597	$ 226,118	$ 83,644	$ 88,767
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 70,437	$ 92,908	$ 75,719	$ 54,733
Accumulated earnings (loss)	23,160	133,210	7,925	34,034
Net Assets	$ 93,597	$ 226,118	$ 83,644	$ 88,767
Net Assets:
Class A	$ 81,442	$ 226,118	$ 83,644	$ 80,608
Class I	$ 12,155	$ —	$ —	$ 8,159
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,188,338	6,995,038	7,408,618	3,219,311
Class I	626,894	—	—	308,452
Net Asset Value Per Share:(b)
Class A	$ 19.44	$ 32.33	$ 11.29	$ 25.04
Class I	$ 19.39	$ —	$ —	$ 26.45

(1) Investment in securities at cost	$ 68,530	$ 95,846	$ 77,920	$ 52,321
(2) Market value of securities on loan	$ —	$ —	$ 4,456	$ —

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Assets
Investment in securities at value(1)(2)	$ 69,863	$ 93,619	$ 129,907	$ 68,348
Foreign currency at value(3)	—	—	159	65
Cash	1,288	1,660	1,242	978
Receivables
Investment securities sold	—	155	—	5
Series shares sold	— (a)	31	49	149
Dividends and interest	56	880	8	251
Unrealized appreciation on unfunded loan commitment(b)	—	— (a)	—	—
Tax reclaims	—	—	264	17
Securities lending income	—	1	— (a)	1
Prepaid expenses	— (a)	— (a)	1	— (a)
Other assets	159	215	294	157
Total assets	71,366	96,561	131,924	69,971
Liabilities
Payables
Series shares repurchased	70	67	80	4
Investment securities purchased	—	1,006	—	50
Collateral on securities loaned	—	631	163	139
Investment advisory fees	38	36	80	23
Distribution and service fees	15	19	27	15
Administration and accounting fees	6	9	12	6
Transfer agent fees and expenses	— (a)	— (a)	— (a)	— (a)
Professional fees	26	31	31	27
Trustee deferred compensation plan	159	215	294	157
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	16	31	33	23
Total liabilities	330	2,045	720	444
Net Assets	$ 71,036	$ 94,516	$ 131,204	$ 69,527
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 41,432	$ 107,575	$ 106,163	$ 52,022
Accumulated earnings (loss)	29,604	(13,059)	25,041	17,505
Net Assets	$ 71,036	$ 94,516	$ 131,204	$ 69,527
Net Assets:
Class A	$ 71,036	$ 90,715	$ 131,075	$ 69,527
Class I	$ —	$ 3,801	$ 129	$ —
Shares of Beneficial Interest Outstanding $1 par value, unlimited authorization:
Class A	4,444,390	10,655,326	9,731,769	5,481,591
Class I	—	449,136	9,563	—
Net Asset Value Per Share:(c)
Class A	$ 15.98	$ 8.51	$ 13.47	$ 12.68
Class I	$ —	$ 8.46	$ 13.54	$ —

(1) Investment in securities at cost	$ 39,900	$ 98,295	$ 104,509	$ 51,687
(2) Market value of securities on loan	$ —	$ 606	$ 160	$ 134
(3) Foreign currency at cost	$ —	$ —	$ 159	$ 66

(a)	Amount is less than $500 (not in thousands).
(b)	See Schedule of Investments for schedule of unfunded loan commitments.
(c)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS YEAR ENDED December 31, 2023
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series	KAR Capital Growth Series	KAR Equity Income Series	KAR Small-Cap Growth Series
Investment Income
Dividends	$2,760	$ 1,431	$ 3,403	$ 672
Securities lending, net of fees	—	—	32	— (1)
Foreign taxes withheld	—	—	(97)	—
Total investment income	2,760	1,431	3,338	672
Expenses
Investment advisory fees	640	1,449	588	731
Distribution and service fees, Class A	189	517	210	197
Administration and accounting fees	94	219	93	95
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	— (1)	1	— (1)	— (1)
Printing fees and expenses	1	5	—	1
Professional fees	16	— (1)	14	16
Interest expense and/or commitment fees	— (1)	1	1	1
Trustees’ fees and expenses	7	16	7	7
Miscellaneous expenses	7	9	14	5
Total expenses	954	2,217	927	1,053
Less net expenses reimbursed and/or waived by investment adviser(2)	(57)	(118)	(120)	(104)
Net expenses	897	2,099	807	949
Net investment income (loss)	1,863	(668)	2,531	(277)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,180	14,429	115	4,427
Foreign currency transactions	—	—	(1)	(3)
Net change in unrealized appreciation (depreciation) on:
Investments	6,385	47,573	(1,544)	11,200
Net realized and unrealized gain (loss) on investments	7,565	62,002	(1,430)	15,624
Net increase (decrease) in net assets resulting from operations	$9,428	$61,334	$ 1,101	$15,347

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2023
($ reported in thousands)
	KAR Small-Cap Value Series	Newfleet Multi-Sector Intermediate Bond Series	SGA International Growth Series	Strategic Allocation Series
Investment Income
Dividends	$ 1,049	$ 53	$ 1,885	$ 548
Interest	—	5,124	—	1,054
Securities lending, net of fees	—	13	4	2
Foreign taxes withheld	—	—	(174)	(25)
Total investment income	1,049	5,190	1,715	1,579
Expenses
Investment advisory fees	588	460	965	368
Distribution and service fees, Class A	163	223	321	167
Administration and accounting fees	74	101	139	76
Transfer agent fees and expenses	— (1)	— (1)	— (1)	— (1)
Custodian fees	— (1)	8	3	6
Printing fees and expenses	— (1)	2	5	2
Professional fees	18	24	12	31
Interest expense and/or commitment fees	1	1	1	1
Trustees’ fees and expenses	5	8	10	5
Miscellaneous expenses	4	32	21	33
Total expenses	853	859	1,477	689
Less net expenses reimbursed and/or waived by investment adviser(2)	(145)	(13)	(31)	(44)
Net expenses	708	846	1,446	645
Net investment income (loss)	341	4,344	269	934
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	805	(3,079)	771	4,435
Foreign currency transactions	—	— (1)	(24)	(1)
Foreign capital gains tax	—	—	159	— (1)
Net change in unrealized appreciation (depreciation) on:
Investments	10,585	6,467	20,275	8,053
Foreign currency transactions	—	— (1)	45	— (1)
Net realized and unrealized gain (loss) on investments	11,390	3,388	21,226	12,487
Net increase (decrease) in net assets resulting from operations	$11,731	$ 7,732	$21,495	$13,421

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Duff & Phelps Real Estate Securities Series		KAR Capital Growth Series
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 1,863	$ 1,416	$ (668)	$ (764)
Net realized gain (loss)	1,180	599	14,429	35,617
Net change in unrealized appreciation (depreciation)	6,385	(33,325)	47,573	(146,750)
Increase (decrease) in net assets resulting from operations	9,428	(31,310)	61,334	(111,897)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,414)	(2,861)	(14,200)	(35,780)
Class I	(396)	(371)	—	—
Total dividends and distributions to shareholders	(2,810)	(3,232)	(14,200)	(35,780)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	928	(5,023)	(6,515)	16,844
Class I	1,991	4,142	—	—
Increase (decrease) in net assets from capital transactions	2,919	(881)	(6,515)	16,844
Net increase (decrease) in net assets	9,537	(35,423)	40,619	(130,833)
Net Assets
Beginning of period	84,060	119,483	185,499	316,332
End of Period	$ 93,597	$ 84,060	$ 226,118	$ 185,499
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Equity Income Series		KAR Small-Cap Growth Series
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 2,531	$ 2,432	$ (277)	$ (557)
Net realized gain (loss)	114	4,113	4,424	9,104
Net change in unrealized appreciation (depreciation)	(1,544)	(9,028)	11,200	(46,186)
Increase (decrease) in net assets resulting from operations	1,101	(2,483)	15,347	(37,639)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,265)	(6,180)	(5,231)	(8,861)
Class I	—	—	(479)	(749)
Total dividends and distributions to shareholders	(3,265)	(6,180)	(5,710)	(9,610)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(4,229)	(3,891)	(2,241)	(1,024)
Class I	—	—	597	590
Increase (decrease) in net assets from capital transactions	(4,229)	(3,891)	(1,644)	(434)
Net increase (decrease) in net assets	(6,393)	(12,554)	7,993	(47,683)
Net Assets
Beginning of period	90,037	102,591	80,774	128,457
End of Period	$ 83,644	$ 90,037	$ 88,767	$ 80,774
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	KAR Small-Cap Value Series		Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 341	$ 238	$ 4,344	$ 3,390
Net realized gain (loss)	805	3,478	(3,079)	(3,069)
Net change in unrealized appreciation (depreciation)	10,585	(25,460)	6,467	(10,944)
Increase (decrease) in net assets resulting from operations	11,731	(21,744)	7,732	(10,623)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,960)	(4,940)	(4,130)	(3,211)
Class I	—	—	(185)	(91)
Total dividends and distributions to shareholders	(2,960)	(4,940)	(4,315)	(3,302)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(2,468)	(281)	(3,465)	(7,243)
Class I	—	—	1,370	1,103
Increase (decrease) in net assets from capital transactions	(2,468)	(281)	(2,095)	(6,140)
Net increase (decrease) in net assets	6,303	(26,965)	1,322	(20,065)
Net Assets
Beginning of period	64,733	91,698	93,194	113,259
End of Period	$ 71,036	$ 64,733	$ 94,516	$ 93,194
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	SGA International Growth Series		Strategic Allocation Series
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 269	$ 131	$ 934	$ 458
Net realized gain (loss)	906	(1,245)	4,434	4,610
Net change in unrealized appreciation (depreciation)	20,320	(29,058)	8,053	(35,699)
Increase (decrease) in net assets resulting from operations	21,495	(30,172)	13,421	(30,631)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(130)	(3,499)	(4,955)	(5,325)
Class I	(—) (1)	(3)	—	—
Total dividends and distributions to shareholders	(130)	(3,502)	(4,955)	(5,325)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(16,042)	(3,728)	(2,613)	(3,527)
Class I	— (1)	3	—	—
Increase (decrease) in net assets from capital transactions	(16,042)	(3,725)	(2,613)	(3,527)
Net increase (decrease) in net assets	5,323	(37,399)	5,853	(39,483)
Net Assets
Beginning of period	125,881	163,280	63,674	103,157
End of Period	$ 131,204	$ 125,881	$ 69,527	$ 63,674

(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Duff & Phelps Real Estate Securities Series
Class A
1/1/23 to 12/31/23	$18.08	0.40	1.55	1.95	(0.40)	(0.19)	(0.59)	1.36	$19.44	11.03%	$ 81,442	1.08%	1.15%	2.14%	29%
1/1/22 to 12/31/22	25.32	0.29	(6.84)	(6.55)	(0.20)	(0.49)	(0.69)	(7.24)	18.08	(26.09)	74,859	1.13 (4)	1.21	1.40	24
1/1/21 to 12/31/21	17.71	0.17	8.01	8.18	(0.16)	(0.41)	(0.57)	7.61	25.32	46.41	111,162	1.10	1.17	0.77	16
1/1/20 to 12/31/20	18.54	0.22	(0.52)	(0.30)	(0.20)	(0.33)	(0.53)	(0.83)	17.71	(1.55)	71,741	1.14 (5)	1.20	1.30	26
1/1/19 to 12/31/19	16.40	0.30	4.20	4.50	(0.34)	(2.02)	(2.36)	2.14	18.54	27.42	77,044	1.16 (5)	1.20	1.57	44
Class I
1/1/23 to 12/31/23	$18.05	0.46	1.54	2.00	(0.47)	(0.19)	(0.66)	1.34	$19.39	11.31%	$ 12,155	0.83%	0.90%	2.48%	29%
1/1/22 to 12/31/22	25.31	0.37	(6.86)	(6.49)	(0.28)	(0.49)	(0.77)	(7.26)	18.05	(25.90)	9,201	0.88 (4)	0.97	1.76	24
1/1/21 to 12/31/21	17.70	0.23	8.02	8.25	(0.23)	(0.41)	(0.64)	7.61	25.31	46.87	8,321	0.85	0.92	1.04	16
1/1/20 to 12/31/20	18.51	0.34	(0.60)	(0.26)	(0.22)	(0.33)	(0.55)	(0.81)	17.70	(1.33)	4,152	0.89 (5)	0.95	2.08	26
1/1/19 to 12/31/19	16.35	0.40	4.14	4.54	(0.36)	(2.02)	(2.38)	2.16	18.51	27.78	2,173	0.91 (5)	0.95	2.04	44

KAR Capital Growth Series
Class A
1/1/23 to 12/31/23	$25.68	(0.10)	8.83	8.73	—	(2.08)	(2.08)	6.65	$32.33	34.71%	$226,118	1.01%	1.07%	(0.32) %	11%
1/1/22 to 12/31/22	49.16	(0.12)	(17.50)	(17.62)	—	(5.86)	(5.86)	(23.48)	25.68	(36.11)	185,499	1.06 (4)	1.13	(0.35)	20
1/1/21 to 12/31/21	48.92	(0.33)	6.12	5.79	—	(5.55)	(5.55)	0.24	49.16	12.14	316,332	1.03	1.08	(0.66)	5
1/1/20 to 12/31/20	34.44	(0.22)	17.42	17.20	—	(2.72)	(2.72)	14.48	48.92	50.23	314,826	1.03	1.10	(0.55)	7
1/1/19 to 12/31/19	25.62	(0.08)	10.22	10.14	—	(1.32)	(1.32)	8.82	34.44	39.87	232,834	1.03	1.11	(0.24)	9

KAR Equity Income Series
Class A
1/1/23 to 12/31/23	$11.58	0.34	(0.18)	0.16	(0.35)	(0.10)	(0.45)	(0.29)	$11.29	1.49%	$ 83,644	0.96%	1.10%	3.02%	21%
1/1/22 to 12/31/22	12.71	0.32	(0.62)	(0.30)	(0.31)	(0.52)	(0.83)	(1.13)	11.58	(2.34)	90,037	1.01 (4)	1.16	2.58	22
1/1/21 to 12/31/21	11.54	0.29	1.69	1.98	(0.29)	(0.52)	(0.81)	1.17	12.71	17.39	102,591	0.98	1.12	2.32	23
1/1/20 to 12/31/20	13.15	0.19	1.78	1.97	(0.23)	(3.35)	(3.58)	(1.61)	11.54	14.91	98,736	0.98	1.15	1.47	116 (6)
1/1/19 to 12/31/19	10.34	0.12	2.84	2.96	(0.15)	—	(0.15)	2.81	13.15	28.67	97,185	0.98	1.13	1.00	27

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

KAR Small-Cap Growth Series
Class A
1/1/23 to 12/31/23	$22.44	(0.08)	4.38	4.30	—	(1.70)	(1.70)	—	2.60	$25.04	19.70%	$ 80,608	1.12%	1.25%	(0.34) %	9%
1/1/22 to 12/31/22	36.17	(0.17)	(10.64)	(10.81)	—	(2.92)	(2.92)	—	(13.73)	22.44	(30.33)	74,025	1.17 (4)	1.30	(0.61)	17
1/1/21 to 12/31/21	40.14	(0.32)	2.26	1.94	—	(5.91)	(5.91)	—	(3.97)	36.17	4.98	118,751	1.16 (5)	1.26	(0.80)	9
1/1/20 to 12/31/20	31.48	(0.35)	14.19	13.84	—	(5.18)	(5.18)	—	8.66	40.14	44.64	126,411	1.16	1.28	(1.00)	17
1/1/19 to 12/31/19	26.70	(0.16)	10.00	9.84	—	(5.06)	(5.06)	—	4.78	31.48	37.31	96,996	1.19 (5)	1.28	(0.49)	11
Class I
1/1/23 to 12/31/23	$23.56	(0.02)	4.61	4.59	—	(1.70)	(1.70)	—	2.89	$26.45	19.99%	$ 8,159	0.87%	1.00%	(0.09) %	9%
1/1/22 to 12/31/22	37.68	(0.10)	(11.10)	(11.20)	—	(2.92)	(2.92)	—	(14.12)	23.56	(30.14)	6,749	0.92 (4)	1.06	(0.36)	17
1/1/21 to 12/31/21	41.49	(0.23)	2.33	2.10	—	(5.91)	(5.91)	—	(3.81)	37.68	5.21	9,706	0.91 (5)	1.01	(0.55)	9
1/1/20 to 12/31/20	32.33	(0.27)	14.61	14.34	—	(5.18)	(5.18)	—	9.16	41.49	45.02	10,616	0.91	1.03	(0.74)	17
1/1/19 to 12/31/19	27.25	(0.08)	10.22	10.14	—	(5.06)	(5.06)	—	5.08	32.33	37.66	6,619	0.94 (5)	1.03	(0.25)	11

KAR Small-Cap Value Series
Class A
1/1/23 to 12/31/23	$14.04	0.08	2.53	2.61	(0.08)	(0.59)	(0.67)	—	1.94	$15.98	19.05%	$ 71,036	1.08%	1.31%	0.52%	4%
1/1/22 to 12/31/22	19.88	0.05	(4.79)	(4.74)	(0.03)	(1.07)	(1.10)	—	(5.84)	14.04	(24.15)	64,733	1.13 (4)	1.37	0.33	11
1/1/21 to 12/31/21	18.96	0.03	3.68	3.71	(0.03)	(2.76)	(2.79)	—	0.92	19.88	19.72	91,698	1.10	1.31	0.13	11
1/1/20 to 12/31/20	15.78	0.16	4.43	4.59	(0.18)	(1.23)	(1.41)	—	3.18	18.96	29.65	88,445	1.10	1.34	1.04	22
1/1/19 to 12/31/19	12.96	0.11	3.08	3.19	(0.15)	(0.22)	(0.37)	—	2.82	15.78	24.63	77,271	1.10	1.34	0.73	8

Newfleet Multi-Sector Intermediate Bond Series
Class A
1/1/23 to 12/31/23	$ 8.21	0.40	0.30	0.70	(0.40)	—	(0.40)	—	0.30	$ 8.51	8.69%	$ 90,715	0.93%	0.94%	4.71%	60%
1/1/22 to 12/31/22	9.40	0.29	(1.18)	(0.89)	(0.30)	—	(0.30)	—	(1.19)	8.21	(9.52)	90,844	0.97 (4)	0.98	3.36	43
1/1/21 to 12/31/21	9.58	0.29	(0.20)	0.09	(0.27)	—	(0.27)	—	(0.18)	9.40	0.97	111,758	0.92 (7)(8)	0.91	3.00	64
1/1/20 to 12/31/20	9.28	0.33	0.28	0.61	(0.31)	—	(0.31)	—	0.30	9.58	6.64	118,363	0.94 (7)(8)	0.93	3.54	92
1/1/19 to 12/31/19	8.72	0.37	0.54	0.91	(0.35)	—	(0.35)	— (9)	0.56	9.28	10.47 (10)	116,901	0.94 (7)(8)	0.93	3.98	66
Class I
1/1/23 to 12/31/23	$ 8.18	0.42	0.30	0.72	(0.44)	—	(0.44)	—	0.28	$ 8.46	8.93%	$ 3,801	0.68%	0.69%	5.03%	60%
1/1/22 to 12/31/22	9.39	0.32	(1.19)	(0.87)	(0.34)	—	(0.34)	—	(1.21)	8.18	(9.33)	2,350	0.73 (4)	0.74	3.67	43
1/1/21 to 12/31/21	9.57	0.31	(0.19)	0.12	(0.30)	—	(0.30)	—	(0.18)	9.39	1.29	1,501	0.67 (7)(8)	0.67	3.21	64
1/1/20 to 12/31/20	9.27	0.35	0.28	0.63	(0.33)	—	(0.33)	—	0.30	9.57	6.78	552	0.69 (7)(8)	0.69	3.84	92
1/1/19 to 12/31/19	8.70	0.39	0.55	0.94	(0.37)	—	(0.37)	— (9)	0.57	9.27	10.89 (10)	954	0.69 (7)(8)	0.68	4.22	66

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)	Ratio of Gross Expenses to Average Net Assets(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

SGA International Growth Series
Class A
1/1/23 to 12/31/23	$11.41	0.03	2.04	2.07	(0.01)	—	(0.01)	2.06	$13.47	18.18%	$131,075	1.12%	1.15%	0.21%	15%
1/1/22 to 12/31/22	14.40	0.01	(2.69)	(2.68)	—	(0.31)	(0.31)	(2.99)	11.41	(18.61)	125,772	1.17 (4)	1.21	0.10	25
1/1/21 to 12/31/21	14.47	(0.03)	1.21	1.18	—	(1.25)	(1.25)	(0.07)	14.40	8.32	163,146	1.14	1.16	(0.19)	28
1/1/20 to 12/31/20	11.86	(0.01)	2.81	2.80	—	(0.19)	(0.19)	2.61	14.47	23.64	164,468	1.18 (4)(5)	1.21	(0.12)	34
1/1/19 to 12/31/19	10.09	0.12	1.75	1.87	(0.10)	—	(0.10)	1.77	11.86	18.54	148,000	1.20 (4)(5)	1.21	1.08	140 (6)
Class I
1/1/23 to 12/31/23	$11.48	0.06	2.05	2.11	(0.05)	—	(0.05)	2.06	$13.54	18.42%	$ 129	0.87%	0.90%	0.46%	15%
1/1/22 to 12/31/22	14.44	0.04	(2.69)	(2.65)	—	(0.31)	(0.31)	(2.96)	11.48	(18.35)	109	0.92 (4)	0.96	0.35	25
1/1/21 to 12/31/21	14.47	0.01	1.21	1.22	—	(1.25)	(1.25)	(0.03)	14.44	8.60	134	0.89	0.92	0.06	28
1/1/20 to 12/31/20	11.83	0.02	2.81	2.83	—	(0.19)	(0.19)	2.64	14.47	23.95	123	0.93 (4)(5)	0.97	0.13	34
1/1/19 to 12/31/19	10.07	0.15	1.74	1.89	(0.13)	—	(0.13)	1.76	11.83	18.77	100	0.95 (4)(5)	0.96	1.30	140 (6)

Strategic Allocation Series
Class A
1/1/23 to 12/31/23	$11.19	0.17	2.27	2.44	(0.14)	(0.81)	(0.95)	1.49	$12.68	22.22%	$ 69,527	0.96%	1.03%	1.40%	33%
1/1/22 to 12/31/22	17.50	0.08	(5.41)	(5.33)	(0.03)	(0.95)	(0.98)	(6.31)	11.19	(30.58)	63,674	1.01 (4)	1.05	0.62	24
1/1/21 to 12/31/21	17.81	0.03	1.28	1.31	(0.07)	(1.55)	(1.62)	(0.31)	17.50	7.57	103,157	0.98 (7)(8)	0.98	0.17	21
1/1/20 to 12/31/20	13.78	0.08	4.57	4.65	(0.11)	(0.51)	(0.62)	4.03	17.81	33.96	106,684	0.98	1.00	0.51	28
1/1/19 to 12/31/19	11.22	0.16	2.75	2.91	(0.17)	(0.18)	(0.35)	2.56	13.78	26.05	87,902	0.98	1.01	1.22	40

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	The total return does not include the expenses associated with the annuity or life insurance policy through which you invest.
(3)	The Series will also indirectly bear their prorated shares of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(4)	Net expense ratio includes extraordinary proxy expenses.
(5)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(6)	The Series’ portfolio turnover rate increased substantially during the years due to a change in the Series’ subadviser and associated repositioning.
(7)	The share class is currently below its expense cap.
(8)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	Amount is less than $0.005 per share.
(10)	Payment from affiliate had no impact on total return.
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2023
Note 1. Organization
Virtus Variable Insurance Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. It was formed on February 18, 1986, as a Massachusetts business trust, commenced operations on December 5, 1986, and was reorganized as a Delaware statutory trust on February 14, 2011.
The Trust is organized with series, which are currently available only to separate accounts of participating insurance companies to fund variable accumulation annuity contracts and variable universal life insurance policies. As of the date of this report, the Trust is comprised of eight series (each a “Series”), each reported in this annual report. Each Series’ investment objective is outlined in its respective Series Summary page. There is no guarantee that a Series will achieve its objective(s).
Each Series offers Class A shares. The Duff & Phelps Real Estate Securities Series, KAR Small-Cap Growth Series, Newfleet Multi-Sector Intermediate Bond Series, and SGA International Growth Series also offer Class I shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Series Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Series is notified. Interest income is recorded on the accrual basis. Each Series amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Series is treated as a separate taxable entity. It is the intention of each Series to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its investors. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Series may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Series will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Series has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Series’ U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Investors
Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Series and other affiliated mutual funds are allocated in proportion to the net assets of each such Series, except where allocation of direct expenses to each Series and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Series bears directly, the contract owners, as investors in the Series, indirectly bear the Series’ pro-rata expenses of any underlying mutual funds in which the Series invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Series bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Series do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Series may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Series may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Series to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Series to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Series records when-issued

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
and forward commitment securities on the trade date. Each Series maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Interest-Only and Principal-Only Securities
Certain Series may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any paydown gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Series may fail to recoup some or all of its initial investment in these securities.
J.	Leveraged Loans
Certain Series may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Series may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Series’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Series has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Series generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Series may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Series purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Series may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Series may pay an assignment fee. On an ongoing basis, a Series may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Series may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Series will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Series may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Series to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Series may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Series is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Series net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Series under a Master Securities Lending Agreement (“MSLA”) which permits the Series, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Series to the same counterparty against amounts to be received and create one single net payment due to or from the Series.
At December 31, 2023, the securities loaned were subject to a MSLA on a net payment basis as follows:

Series	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
KAR Equity Income Series	$ 4,456	$ 4,456	$ —
Newfleet Multi-Sector Intermediate Bond Series	606	606	—
SGA International Growth Series	160	160	—
Strategic Allocation Series	134	134	—
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Series’ Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2023 for the Series:
Series	Investment of Cash Collateral	Overnight and Continuous
KAR Equity Income Series	Money Market Mutual Fund	$4,546
Newfleet Multi-Sector Intermediate Bond Series	Money Market Mutual Fund	631
SGA International Growth Series	Money Market Mutual Fund	163
Strategic Allocation Series	Money Market Mutual Fund	139
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Series. The Adviser manages the Series’ investment programs and general operations of the Series, including oversight of the Series’ subadvisers.
As compensation for its services to the Series, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Series:

Series	First $250 Million	Next $250 Million	Over $500 Million
KAR Capital Growth Series	0.70%	0.65%	0.60%
KAR Equity Income Series	0.70	0.65	0.60
Newfleet Multi-Sector Intermediate Bond Series	0.50	0.45	0.40
SGA International Growth Series	0.75	0.70	0.65
Strategic Allocation Series	0.55	0.50	0.45

	First $1 Billion	Next $1 Billion	Over $2 Billion
Duff & Phelps Real Estate Securities Series	0.75%	0.70%	0.65%

	First $1 Billion	$1+ Billion
KAR Small-Cap Growth Series	0.85%	0.80%

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	First $400 Million	$400+ Million to $1 Billion	Over $1 Billion
KAR Small-Cap Value Series	0.90%	0.85%	0.80%
B.	Subadvisers
The subadvisers manage the investments of each Series for which they are paid a fee by the Adviser. A list of the subadvisers and the Series they serve as of the end of the year is as follows:
Series	Subadviser
Duff & Phelps Real Estate Securities Series	DPIM (1)
KAR Capital Growth Series	KAR (2)
KAR Equity Income Series	KAR (2)
KAR Small-Cap Growth Series	KAR (2)
KAR Small-Cap Value Series	KAR (2)
Series	Subadviser
Newfleet Multi-Sector Intermediate Bond Series	Newfleet (3)
SGA International Growth Series	SGA (4)
Strategic Allocation Series
(Equity Portfolio)	KAR (2)
(Fixed Income Portfolio)	Newfleet (3)
(1) Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
(2) Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect, wholly-owned subsidiary of Virtus.
(3) Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC, an indirect, wholly-owned subsidiary of Virtus.
(4) Sustainable Growth Advisers LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Series’ annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2024. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Series	Class A	Class I
Duff & Phelps Real Estate Securities Series	1.10%	0.85%
KAR Capital Growth Series	1.03	N/A
KAR Equity Income Series	0.98	N/A
KAR Small-Cap Growth Series	1.14	0.89
KAR Small-Cap Value Series	1.10	N/A
Newfleet Multi-Sector Intermediate Bond Series	0.94	0.69
SGA International Growth Series	1.14	0.89
Strategic Allocation Series	0.98	N/A
The exclusions include front-end or contingent deferred loads, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Series must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by years ending December 31:

	Expiration
Series	2024	2025	2026	Total
Duff & Phelps Real Estate Securities Series
Class A	$ 63	$ 70	$ 51	$ 184
Class I	4	8	6	18
KAR Capital Growth Series
Class A	160	154	118	432
KAR Equity Income Series
Class A	138	144	120	402
KAR Small-Cap Growth Series
Class A	122	118	96	336
Class I	11	10	8	29

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Expiration
Series	2024	2025	2026	Total
KAR Small-Cap Value Series
Class A	$199	$171	$145	$515
Newfleet Multi-Sector Intermediate Bond Series
Class A	—	10	14	24
Class I	—	— (1)	— (1)	— (1)
SGA International Growth Series
Class A	34	52	31	117
Class I	— (1)	— (1)	— (1)	— (1)
Strategic Allocation Series
Class A	2	29	44	75

(1)	Amount is less than $500 (not in thousands).
During the year ended December 31, 2023, the Adviser recaptured expenses previously waived for the following Series:
Series	Class A	Class I	Total
Newfleet Multi-Sector Intermediate Bond Series	$1	$— (1)	$1

(1)	Amount is less than $500 (not in thousands).
E.	Administrator and Distributor
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Series.
For the year ended December 31, 2023, the Series incurred administration fees totaling $771, which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Series’ shares. Each Series pays VP Distributors distribution and/or service fees under a Board-approved Rule 12b-1 plan, at the annual rate of 0.25% of the average daily net assets of such Series’ Class A shares. Class I shares are not subject to a Rule 12b-1 plan. For the year ended December 31, 2023, the Series incurred distribution fees totaling $1,988 which are included in the Statements of Operations within the line item “Distribution and service fees.” A portion of these fees was paid to certain insurance companies for marketing and/or shareholder services provided to contract owners. The fees are calculated daily and paid monthly.
F.	Investments with Affiliates
The Series are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Series from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2023, the Series did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
G.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2023.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the year ended December 31, 2023, were as follows:
	Purchases	Sales
Duff & Phelps Real Estate Securities Series	$27,057	$24,600
KAR Capital Growth Series	23,541	45,156
KAR Equity Income Series	17,182	23,045
KAR Small-Cap Growth Series	7,658	15,496
KAR Small-Cap Value Series	2,622	7,171

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$42,374	$41,469
SGA International Growth Series	19,193	34,312
Strategic Allocation Series	17,279	27,733
Purchases and sales of long-term U.S. government and agency securities during the year ended December 31, 2023, were as follows:
	Purchases	Sales
Newfleet Multi-Sector Intermediate Bond Series	$12,390	$13,975
Strategic Allocation Series	4,284	689

Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Duff & Phelps Real Estate Securities Series				KAR Capital Growth Series
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	444	$ 8,257	1,034	$ 23,486	79	$ 2,376	74	$ 2,477
Reinvestment of distributions	131	2,414	144	2,861	470	14,200	1,331	35,780
Shares repurchased	(527)	(9,743)	(1,428)	(31,370)	(778)	(23,091)	(616)	(21,413)
Net Increase / (Decrease)	48	$ 928	(250)	$ (5,023)	(229)	$ (6,515)	789	$ 16,844
Class I
Shares sold	302	$ 5,446	389	$ 8,516	—	$ —	—	$ —
Reinvestment of distributions	22	396	19	371	—	—	—	—
Shares repurchased	(207)	(3,851)	(227)	(4,745)	—	—	—	—
Net Increase / (Decrease)	117	$ 1,991	181	$ 4,142	—	$ —	—	$ —

	KAR Equity Income Series				KAR Small-Cap Growth Series
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	155	$ 1,740	174	$ 2,123	103	$ 2,531	37	$ 977
Reinvestment of distributions	297	3,265	528	6,180	222	5,231	367	8,861
Shares repurchased	(821)	(9,234)	(1,000)	(12,194)	(404)	(10,003)	(389)	(10,862)
Net Increase / (Decrease)	(369)	$ (4,229)	(298)	$ (3,891)	(79)	$ (2,241)	15	$ (1,024)
Class I
Shares sold	—	$ —	—	$ —	84	$ 2,179	114	$ 3,301
Reinvestment of distributions	—	—	—	—	19	479	30	749
Shares repurchased	—	—	—	—	(81)	(2,061)	(115)	(3,460)
Net Increase / (Decrease)	—	$ —	—	$ —	22	$ 597	29	$ 590

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	KAR Small-Cap Value Series				Newfleet Multi-Sector Intermediate Bond Series
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	95	$ 1,368	151	$ 2,327	810	$ 6,851	825	$ 7,267
Reinvestment of distributions	200	2,960	327	4,940	496	4,130	387	3,211
Shares repurchased	(463)	(6,796)	(478)	(7,548)	(1,712)	(14,446)	(2,034)	(17,721)
Net Increase / (Decrease)	(168)	$ (2,468)	— (1)	$ (281)	(406)	$ (3,465)	(822)	$ (7,243)
Class I
Shares sold	—	$ —	—	$ —	188	$ 1,588	181	$ 1,552
Reinvestment of distributions	—	—	—	—	22	185	11	91
Shares repurchased	—	—	—	—	(48)	(403)	(65)	(540)
Net Increase / (Decrease)	—	$ —	—	$ —	162	$ 1,370	127	$ 1,103

	SGA International Growth Series				Strategic Allocation Series
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	151	$ 1,892	399	$ 4,570	76	$ 932	74	$ 953
Reinvestment of distributions	10	130	301	3,499	407	4,955	458	5,325
Shares repurchased	(1,451)	(18,064)	(1,008)	(11,797)	(692)	(8,500)	(736)	(9,805)
Net Increase / (Decrease)	(1,290)	$ (16,042)	(308)	$ (3,728)	(209)	$ (2,613)	(204)	$ (3,527)
Class I
Reinvestment of distributions	— (1)	$ —(2)	— (1)	$ 3	—	$ —	—	$ —
Net Increase / (Decrease)	— (1)	$ —(2)	— (1)	$ 3	—	$ —	—	$ —

(1)	Amount is less than 500 shares (not in thousands).
(2)	Amount is less than $500 (not in thousands).
Note 6. 10% Investors
As of December 31, 2023, the Series had individual investor account(s) and/or omnibus investor account(s) (comprised of a group of individual investors), which individually amounted to more than 10% of the total shares outstanding of such Series as detailed below:
	% of Shares Outstanding	Number of Accounts*
Duff & Phelps Real Estate Securities Series	72%	3
KAR Capital Growth Series	100	2
KAR Equity Income Series	99	2
KAR Small-Cap Growth Series	89	2
KAR Small-Cap Value Series	100	2
Newfleet Multi-Sector Intermediate Bond Series	94	4
SGA International Growth Series	98	2
Strategic Allocation Series	99	2
*	None of the accounts hold affiliated investors.
Note 7. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
fallback mechanism, to identify benchmark rates based on SOFR to replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Series may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Series. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Series, issuers of instruments in which the Series invest, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Series and its investments, including hampering the ability of each Series’ portfolio manager(s) to invest each Series’ assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series’ ability to repatriate such amounts.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Certain Series may invest in ETFs, which may expose the Series to the risk that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Series of owning shares of the ETF will exceed those the Series would incur by investing in such securities directly.
Certain Series may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Series, positive or negative, than if the Series did not concentrate its investments in such sectors.
At December 31, 2023, the following Series held securities issued by various companies in specific sectors as detailed below:
	Sector	Percentage of Total Investments
KAR Capital Growth Series	Information Technology	31%
KAR Small-Cap Growth Series	Financials	34
KAR Small-Cap Growth Series	Information Technology	26
KAR Small-Cap Value Series	Industrials	37
KAR Small-Cap Value Series	Financials	26
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its Series. In addition, in the normal course of business, the Trust and the Series enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Series’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Series and that have not occurred. However, neither the Trust nor the Series have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Series will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2023, the Series did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Series and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Series to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for KAR Capital Growth Series, KAR Equity Income Series, KAR Small-Cap Growth Series, KAR Small-Cap Value Series, Newfleet Multi Sector Intermediate Bond Series, SGA International Growth Series, and Strategic Allocation Series or one-fifth of total net assets for Duff & Phelps Real Estate Securities Series in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to July 6, 2024. Effective March 10, 2022, interest is charged at the higher of the SOFR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2023, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Series and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
The Series had no outstanding borrowings at any time during the year ended December 31, 2023.
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Series	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Real Estate Securities Series	$ 68,864	$ 24,747	$ (1,953)	$ 22,794
KAR Capital Growth Series	96,041	132,766	(4,420)	128,346
KAR Equity Income Series	78,014	12,918	(5,025)	7,893
KAR Small-Cap Growth Series	52,346	39,942	(5,499)	34,443
KAR Small-Cap Value Series	39,934	32,608	(2,679)	29,929
Newfleet Multi-Sector Intermediate Bond Series	98,442	1,360	(6,183)	(4,823)
SGA International Growth Series	105,049	31,936	(7,078)	24,858
Strategic Allocation Series	51,754	20,052	(3,458)	16,594
Certain Series have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2023, the Series’ capital loss carryovers were as follows:

Series	Short-Term	Long-Term
Newfleet Multi-Sector Intermediate Bond Series	$1,346	$6,350
The components of distributable earnings on a tax basis and certain tax attributes for the Series consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
Duff & Phelps Real Estate Securities Series	$460	$ 115	$ —	$ —	$ —
KAR Capital Growth Series	—	5,376	—	—	—
KAR Equity Income Series	189	33	—	—	—
KAR Small-Cap Growth Series	—	—	— (1)	212	—
KAR Small-Cap Value Series	37	—	—	203	—
Newfleet Multi-Sector Intermediate Bond Series	278	—	—	602	7,696
SGA International Growth Series	263	203	—	—	—
Strategic Allocation Series	379	691	—	—	—
(1)	Amount is less than $500 (not in thousands).
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Real Estate Securities Series
12/31/23	$ 1,910	$ 900	$ 2,810
12/31/22	1,542	1,690	3,232
KAR Capital Growth Series
12/31/23	—	14,200	14,200
12/31/22	—	35,780	35,780
KAR Equity Income Series
12/31/23	2,505	760	3,265
12/31/22	2,440	3,740	6,180

VIRTUS VARIABLE INSURANCE TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Ordinary Income	Long-Term Capital Gains	Total
KAR Small-Cap Growth Series
12/31/23	$ —	$ 5,710	$ 5,710
12/31/22	—	9,610	9,610
KAR Small-Cap Value Series
12/31/23	350	2,610	2,960
12/31/22	290	4,650	4,940
Newfleet Multi-Sector Intermediate Bond Series
12/31/23	4,315	—	4,315
12/31/22	3,302	—	3,302
SGA International Growth Series
12/31/23	130	—	130
12/31/22	286	3,216	3,502
Strategic Allocation Series
12/31/23	740	4,215	4,955
12/31/22	205	5,120	5,325
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Series. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Series, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 2020-04 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 14. New Regulatory Pronouncement
In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 15. Mixed and Shared Funding
Shares of the Series are not directly offered to the public. Shares of the Series are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by participating insurance companies. The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in U.S. federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The Trust’s Trustees do not foresee any such differences or disadvantages at this time. However, the Trust’s Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the Series, or shares of another Series may be substituted.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Variable Insurance Trust and Shareholders of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Real Estate Securities Series, Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series, Virtus Newfleet Multi-Sector Intermediate Bond Series, Virtus SGA International Growth Series and Virtus Strategic Allocation Series (constituting Virtus Variable Insurance Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from a transfer agent, agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2024
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS VARIABLE INSURANCE TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2023
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Series will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the year ended December 31, 2023, the Series designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Duff & Phelps Real Estate Securities Series	— %	$ 1,015
KAR Capital Growth Series	—	14,387
KAR Equity Income Series	99.59	133
KAR Small-Cap Growth Series	—	4,613
KAR Small-Cap Value Series	100.00	1,005
Newfleet Multi-Sector Intermediate Bond Series	—	—
SGA International Growth Series	26.36	203
Strategic Allocation Series	26.45	4,297

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES, VIRTUS
KAR CAPITAL GROWTH SERIES, VIRTUS KAR EQUITY INCOME SERIES, VIRTUS KAR SMALL-CAP GROWTH SERIES, VIRTUS KAR SMALL-CAP VALUE SERIES,
VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND SERIES, VIRTUS SGA
INTERNATIONAL GROWTH SERIES, AND VIRTUS STRATEGIC ALLOCATION SERIES
(INDIVIDUALLY AND COLLECTIVELY, THE “SERIES”) BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Investment Advisers, Inc. (“VIA”) and the continuation of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) among the Trust, VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to Virtus Duff & Phelps Real Estate Securities Series; among the Trust, VIA and Kayne Anderson Rudnick Investment Management, LLC (“KAR”) with respect to Virtus KAR Capital Growth Series, Virtus KAR Equity Income Series, Virtus KAR Small-Cap Growth Series, Virtus KAR Small-Cap Value Series and Virtus Strategic Allocation Series (domestic equity portion and international equity portion only); among the Trust, VIA and Virtus Fixed Income Advisers, LLC, operating through its division Newfleet Asset Management (“Newfleet”), with respect to Virtus Newfleet Multi-Sector Intermediate Bond Series and Virtus Strategic Allocation Series (fixed income assets portion only); and among the Trust, VIA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Series (each of Duff & Phelps, KAR, Newfleet, and SGA, a “Subadviser” and collectively, the “Subadvisers”). At meetings held on November 1, 2023, and November 13-15, 2023 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement, as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Series and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Series they manage. The Board noted the affiliation of the Subadvisers with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Series and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Series, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Series by VIA and each of the Subadvisers; (b) the performance of the Series as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Series’ advisory and subadvisory fees, and comparisons of the Series’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VIA under the Advisory Agreement; (e) any “fall-out” benefits to VIA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Series’ performance and expenses; (g) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VIA and each Subadviser, including completed questionnaires concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Series are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Series’ portfolio. Under this structure, VIA is responsible for the management of the Series’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VIA, the Board considered VIA’s process for supervising and managing the Series’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Series’ respective investment objective(s), policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Series; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Series; (e) VIA’s supervision of the Series’ other service providers; and (f) VIA’s risk management processes. It was noted that affiliates of VIA serve as administrator and distributor of the Series. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties through Board

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES, VIRTUS
KAR CAPITAL GROWTH SERIES, VIRTUS KAR EQUITY INCOME SERIES, VIRTUS KAR SMALL-CAP GROWTH SERIES, VIRTUS KAR SMALL-CAP VALUE SERIES,
VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND SERIES, VIRTUS SGA
INTERNATIONAL GROWTH SERIES, AND VIRTUS STRATEGIC ALLOCATION SERIES
(INDIVIDUALLY AND COLLECTIVELY, THE “SERIES”) BY THE BOARD OF TRUSTEES
(Unaudited) (Continued)
meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Series’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Series’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Series is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Series’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Series; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VIA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Series.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Series prepared by Broadridge (the “Broadridge Report”), an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Series’ performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Series’ performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Series’ performance results and their respective portfolio compositions, as well as each Subadviser’s investment strategy(ies). The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Series. The Board was mindful of VIA’s focus on each Subadviser’s performance and noted VIA’s performance in monitoring and responding to any performance issues with respect to the Series. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Series.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Series for the period ended March 31, 2023. The Board also reviewed comparisons of each Series’ contractual and net management fee and net total expense levels to those of its peer universe when considering Series performance.
Virtus Duff & Phelps Real Estate Securities Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Series underperformed its benchmark for the 1-year period and outperformed for the 3-, 5- and 10-year periods.
Virtus KAR Capital Growth Series. The Board noted that the Series underperformed both the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus KAR Equity Income Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 5-year periods and underperformed the median for the 3- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, and 5-year periods and underperformed for the 10-year period. The Board also noted that because the Series’ subadviser changed in September 2020, the performance data other than the 1- year performance in part reflected the performance of a prior subadviser.
Virtus KAR Small-Cap Growth Series. The Board noted that the Series outperformed both the median of its Performance Universe and its benchmark for the 1-, 5- and 10-year periods. The Board also noted that the Series underperformed both the median of its Performance Universe and its benchmark for the 3-year period.
Virtus KAR Small-Cap Value Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1-, 3- and 10-year periods and underperformed the median for the 5-year period. The Board also noted that the Series outperformed its benchmark for the 1-, 5- and 10-year periods and underperformed for the 3-year period.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES, VIRTUS
KAR CAPITAL GROWTH SERIES, VIRTUS KAR EQUITY INCOME SERIES, VIRTUS KAR SMALL-CAP GROWTH SERIES, VIRTUS KAR SMALL-CAP VALUE SERIES,
VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND SERIES, VIRTUS SGA
INTERNATIONAL GROWTH SERIES, AND VIRTUS STRATEGIC ALLOCATION SERIES
(INDIVIDUALLY AND COLLECTIVELY, THE “SERIES”) BY THE BOARD OF TRUSTEES
(Unaudited) (Continued)
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board noted that the Series underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the 3-, 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus SGA International Growth Series. The Board noted that the Series outperformed the median of its Performance Universe for the 1- and 3-year periods and underperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Series outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period. The Board also noted that because the Series’ subadviser changed in June 2019, the performance data shown other than the 1- and 3-year performance in part reflected the performance of a prior subadviser.
Virtus Strategic Allocation Series. The Board noted that the Series underperformed both the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods. The Board noted that because the subadviser to the Series’ international equity portfolio was replaced in June 2019, the performance data shown other than the 1- and 3-year performance in part reflects the performance of that prior subadviser.
The Board also considered management’s discussion about the reasons for each applicable Series’ underperformance relative to its peer group or benchmark. After reviewing these and related factors, the Board concluded that each Series’ overall performance, taking into account reasons discussed for certain Series’ underperformance, and/or actions taken to address any underperformance, was satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Series for advisory services as well as the total expense levels of the Series. This information included comparisons of each Series’ contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Series’ net management fee to that of comparable series, the Board noted that in the materials presented by management such fee was comprised of advisory fees. The Board also noted that all of the Series had expense caps in place to limit the total expenses incurred by the Series and their shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its advisory fees rather than paid separately by the Series. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the size of each of the Series and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Series’ fees and expenses. In each case, the Board took into account management’s discussion of the Series’ expenses, including the type and size of the Series relative to the other funds in its Expense Universe.
Virtus Duff & Phelps Real Estate Securities Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Capital Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Equity Income Series.The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Growth Series. The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus KAR Small-Cap Value Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Newfleet Multi-Sector Intermediate Bond Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus SGA International Growth Series.The Board considered that the Series’ net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Strategic Allocation Series. The Board considered that the Series’ net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
FOR VIRTUS DUFF & PHELPS REAL ESTATE SECURITIES SERIES, VIRTUS
KAR CAPITAL GROWTH SERIES, VIRTUS KAR EQUITY INCOME SERIES, VIRTUS KAR SMALL-CAP GROWTH SERIES, VIRTUS KAR SMALL-CAP VALUE SERIES,
VIRTUS NEWFLEET MULTI-SECTOR INTERMEDIATE BOND SERIES, VIRTUS SGA
INTERNATIONAL GROWTH SERIES, AND VIRTUS STRATEGIC ALLOCATION SERIES
(INDIVIDUALLY AND COLLECTIVELY, THE “SERIES”) BY THE BOARD OF TRUSTEES
(Unaudited) (Continued)
The Board concluded that the advisory and subadvisory fees for each Series, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability, as well as on a Series-by-Series basis, of VIA for its management of the Series, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution and administrative services provided to the Series by VIA affiliates. In addition to the fees paid to VIA and its affiliates, including the applicable Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationships with the Series. The Board reviewed the methodology used to allocate costs to each Series, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Series was reasonable in light of the quality of the services rendered to the Series by VIA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Series, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Series shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Series was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VIA realizes economies of scale as the Series’ assets grow. The Board noted that the management fees for all of the Series included breakpoints based on assets under management, and that expense caps were also in place for all of the Series. The Board also took into account management’s discussion of the Series’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Series. The Board also noted that VIA had agreed to implement an extension of each Series’ expense cap through April 30, 2025. The Board then concluded that no changes to the advisory fee structure of the Series with respect to economies of scale were necessary at this time. The Board noted that VIA and the Series may realize certain economies of scale if the assets of the Series were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Series would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Series managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Series was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VIA and each Subadviser and their respective affiliates from their relationships with the applicable Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VIA and the Subadvisers also provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadvisers or VIA in providing investment advisory services to the Series, other than the fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Series could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Series and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Series.

MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Variable Insurance Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2016 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 97 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 97 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: 2022 97 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 90 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 1999 90 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McLoughlin, Philip YOB: 1946 Served Since: 2003 100 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (50 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2015 100 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (50 portfolios).
Walton, R. Keith YOB: 1964 Served Since: 2020 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2020) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2020 97 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2012 104 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds), and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (50 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2010 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2004).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2013).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2016).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2013); Assistant Treasurer (2009 to 2013).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2009 to 2018).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2016).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

Virtus KAR Small-Cap Growth Series,
a series of Virtus Variable Insurance Trust
(Unaudited)
Supplement dated December 15, 2023 to the Summary Prospectus and Statutory Prospectus,
each dated April 28, 2023
IMPORTANT NOTICE TO INVESTORS
Effective January 29, 2024, Virtus KAR Small-Cap Growth Series (the “Series”) will be open to new insurance companies. Accordingly, on that date the subsection “IMPORTANT NOTE” under the heading “Purchase and Sale of Series Shares” in the Series’ summary prospectus and the summary section of the Series’ statutory prospectus will be removed.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8505/Open KAR Small-Cap Growth Series (12/2023)

Virtus KAR Capital Growth Series and Virtus Strategic Allocation Series (the “Series”),
each a series of Virtus Variable Insurance Trust
Supplement dated September 29, 2023 to the Series’ Summary Prospectuses and
Statutory Prospectuses, each dated April 28, 2023, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective October 1, 2023, Noran Eid will be added as a portfolio manager of Virtus KAR Capital Growth Series and Virtus Strategic Allocation Series.
Virtus KAR Capital Growth Series
The following disclosure will be added under “Portfolio Management” in the summary prospectus, and in the summary section of the statutory prospectus for the Series:
•Noran Eid, Portfolio Manager and Senior Research Analyst at KAR. Ms. Eid has served as a portfolio manager of the Series since October 2023.
In the Management of the Series section under “Portfolio Management” on page 6 of the Series’ statutory prospectus, the portfolio manager biographies will be amended by adding the following for Noran Eid:
Noran Eid. Ms. Eid is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for mid-cap growth and large-cap portfolios in the consumer discretionary, information technology, and health care sectors. Before joining KAR in May 2018, Ms. Eid was an investment analyst with Sands Capital Management from (2013 to 2017). She has approximately 11 years of equity research experience.
Virtus Strategic Allocation Series
The following disclosure will be added under “Portfolio Management” in the summary prospectus, and in the summary section of the statutory prospectus for the Series:
•Noran Eid, Portfolio Manager and Senior Research Analyst at KAR. Ms. Eid has served as a portfolio manager of the Series since October 2023.
In the Management of the Series section under “Portfolio Management” on page 10 of the statutory prospectus, the management of the domestic equity investments section will be replaced with the following:
Chris Armbruster, CFA, Noran Eid and Doug Foreman, CFA, of KAR manage the domestic equity investments of the Series (since April 2020, October 2023 and September 2016, respectively).
Chris Armbruster, CFA. Mr. Armbruster is a portfolio manager and research analyst at KAR with primary research responsibilities for the large-capitalization consumer discretionary, health care, and information technology sectors. Before joining Kayne Anderson Rudnick in 2013, Mr. Armbruster worked at B. Riley & Co. as an associate analyst covering special situations, and at Al Frank Asset Management as a vice president in equity research. He has approximately 17 years of investment industry experience.
Noran Eid. Ms. Eid is a Portfolio Manager and Senior Research Analyst with primary research responsibilities for mid-cap growth and large-cap portfolios in the consumer discretionary, information technology, and health care sectors. Before joining KAR in May 2018, Ms. Eid was an investment analyst with Sands Capital Management from (2013 to 2017). She has approximately 11 years of equity research experience.
Doug Foreman, CFA. Mr. Foreman is Chief Investment Officer (since January 2014), playing a leadership role in KAR’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne Anderson Rudnick in 2011, Mr. Foreman was Director of Equities at HighMark Capital Management and before that he was Group Managing Director and Chief Investment Officer of U.S. equities at Trust Company of the West (TCW). He has approximately 36 years of investment experience.

All other disclosures concerning the Series, including fees, expenses, investment objective, strategies and risks remains unchanged.
Investors should retain this supplement with the Prospectuses for future reference.
VVIT 8501-8507 KAR PM Addition (9/2023)

VIRTUS VARIABLE INSURANCE TRUST
One Financial Plaza
Hartford, CT 06103-2608
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-367-5877
Website	Virtus.com

Important Notice to Investors
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual investor fund reports to allow mutual fund companies to send a single copy of these reports to investors who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-367-5877.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Variable Insurance Trust,
please contact us at 1-800-367-5877, or visit Virtus.com.
8510	02-24

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

Other than certain non-substantive changes, there have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $179,295 for 2023 and $174,922 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $15,410 for 2023 and $8,175 for 2022. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $33,876 for 2023 and $29,976 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Variable Insurance Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,286 for 2023 and $38,151 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Variable Insurance Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/29/2024

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 2/29/2024

*	Print the name and title of each signing officer under his or her signature.